  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2000
                                                               FILE NO. 33-33980
                                                               FILE NO. 811-6067
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
    Pre-Effective Amendment No.                                              / /

    Post-Effective Amendment No. 29                                          /X/

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
    Amendment No. 30                                                         /X/

                       (Check appropriate box or boxes.)

                       DIMENSIONAL INVESTMENT GROUP INC.

               (Exact Name of Registrant as Specified in Charter)

   1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CA               90401
       (Address of Principal Executive Office)                 (Zip Code)

 Registrant's Telephone Number, including Area Code          (310) 395-8005

                 IRENE R. DIAMANT, VICE PRESIDENT AND SECRETARY
                       DIMENSIONAL INVESTMENT GROUP INC.
         1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                    (Name and Address of Agent for Service)

Please send copies of all communications to:

                           STEPHEN W. KLINE, ESQUIRE
                     STRADLEY, RONON, STEVENS & YOUNG, LLP
                         Great Valley Corporate Center
                            30 Valley Stream Parkway
                               Malvern, PA 19355
                                 (610) 640-5801

It is proposed that this filing will become effective (check appropriate box):


    / /  immediately upon filing pursuant to paragraph (b).



    /X/  on March 24, 2000 pursuant to paragraph (b)


    / /  60 days after filing pursuant to paragraph (a)(1)

    / /  on (date) pursuant to paragraph (a)(1)

    / /  75 days after filing pursuant to paragraph (a)(2)

    / /  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    The Trustees and principal officers of The DFA Investment Trust Company also have executed this registration statement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      Title of Securities Being Registered

                   RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
               RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
                     RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO
                     DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI
                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO
                          U.S. 6-10 VALUE PORTFOLIO II
                      DFA INTERNATIONAL VALUE PORTFOLIO II
                       U.S. LARGE CAP VALUE PORTFOLIO II
                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                         EMERGING MARKETS PORTFOLIO II
                      THE DFA 6-10 INSTITUTIONAL PORTFOLIO
                       DFA INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

    This Post-Effective Amendment No. 29/30 to Registration File Nos. 33-33980/811-6067 includes the following:

1.  Facing Page (1)

2.  Contents Page

3. Part A -- Prospectus relating to the Registrant's RWB/DFA U.S. High Book to Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio series of shares

4. Part A -- Prospectus relating to the Registrant's DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II and Tax-Managed U.S. Marketwide Value Portfolio XI series of shares

5. Part A -- Prospectus relating to Registrant's U.S. Large Company Institutional Index Portfolio series of shares

6. Part A -- Prospectus relating to Registrant's U.S. 6-10 Value Portfolio II series of shares

7. Part A -- Prospectus relating to Registrant's DFA International Value Portfolio II series of shares

8. Part A -- Prospectus relating to Registrant's U.S. Large Cap Value Portfolio II series of shares

9. Part A -- Prospectus relating to Registrant's DFA International Value Portfolio IV and Emerging Markets Portfolio II series of shares

10. Part A -- Prospectus relating to Registrant's The DFA 6-10 Institutional Portfolio series of shares

11. Part A -- Prospectus (1)

12. Part B -- Statement of Additional Information relating to the Registrant's RWB/DFA U.S. High Book to Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio series of shares

13. Part B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II and Tax-Managed U.S. Marketwide Value Portfolio XI series of shares

14. Part B -- Statement of Additional Information relating to the Registrant's U.S. Large Company Institutional Index Portfolio series of shares

15. Part B -- Statement of Additional Information relating to the Registrant's U.S. 6-10 Value Portfolio II series of shares

16. Part B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio II series of shares

17. Part B -- Statement of Additional Information relating to the Registrant's U.S. Large Cap Value Portfolio II series of shares

18. Part B -- Statement of Additional Information relating to the Registrant's DFA International Value Portfolio IV and Emerging Markets Portfolio II series of shares

19. Part B -- Statement of Additional Information relating to the Registrant's The DFA 6-10 Institutional Portfolio series of shares

20. Part B -- Statement of Additional Information (1)

21. Part C -- Other Information

22. Signatures


(1) The Prospectus and Statement of Additional Information relating to the Registrant's DFA International Value Portfolio series of shares, dated March 24, 2000, are incorporated into this filing by reference to the electronic filing of 1933 Act/1940 Act Post-Effective Amendment Nos. 56/57 to the Registration Statement of DFA Investment Dimensions Group Inc. filed March 21, 2000 (File Nos. 2-73948/811-3258).

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                 ---------------------------------------------
                       DIMENSIONAL INVESTMENT GROUP INC.

  The two mutual funds described in this Prospectus (DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc.) each offer a variety of investment portfolios. Each of the Portfolios described in this
        Prospectus has its own investment objective and policies, and is the equivalent of a separate mutual fund. RWB/DFA International
              High Book To Market Portfolio is offered by DFA
               Investment Dimensions Group Inc. The other listed
                Portfolios are part of Dimensional Investment
                   Group Inc. The four Portfolios: - Are
                      exclusively available to clients of
                     RWB Advisory Services Inc. - Do not
                        charge sales commissions or
                                    "loads."
                                 - Are designed
                                for long-term
                                   investors.

                   RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

              RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

               RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO

                     RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1
  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    3
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4
FEES AND EXPENSES...........................................    6
ANNUAL FUND OPERATING EXPENSES..............................    6
EXAMPLE.....................................................    7
SECURITIES LENDING REVENUE..................................    7
HIGHLIGHTS..................................................    7
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    7
  DIVIDEND POLICY...........................................    7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    7
INVESTMENT OBJECTIVES AND POLICIES--EQUITY PORTFOLIOS.......    8
RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO..................    8
  INVESTMENT OBJECTIVE AND POLICIES.........................    8
  PORTFOLIO CONSTRUCTION....................................    8
RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO.........    8
  INVESTMENT OBJECTIVE AND POLICIES.........................    8
EQUITY PORTFOLIOS...........................................    9
INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME
  PORTFOLIOS................................................    9
  RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO.........    9
  RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO.....................   10
  DESCRIPTION OF INVESTMENTS................................   10
  INVESTMENTS IN THE BANKING INDUSTRY.......................   11
  PORTFOLIO STRATEGY........................................   11
DEVIATION FROM MARKET CAPITALIZATION WEIGHTING--EQUITY
  PORTFOLIOS................................................   12
SECURITIES LOANS............................................   13
MANAGEMENT OF THE FUNDS.....................................   13
  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES...........   13
  CLIENT SERVICE AGENT--ALL PORTFOLIOS......................   14
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   14
PURCHASE OF SHARES..........................................   15
  IN-KIND PURCHASES.........................................   15
VALUATION OF SHARES.........................................   16
EXCHANGE OF SHARES..........................................   17
REDEMPTION OF SHARES........................................   18
  REDEMPTION PROCEDURE......................................   18
  REDEMPTION OF SMALL ACCOUNTS..............................   18
  IN-KIND REDEMPTIONS.......................................   18
THE FEEDER PORTFOLIOS.......................................   18
FINANCIAL HIGHLIGHTS........................................   20
SERVICE PROVIDERS...........................................   23

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

SOME PORTFOLIOS HAVE SPECIAL STRUCTURES: Certain Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, a Feeder Portfolio might encounter operational or other complications.

[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each non-Feeder Portfolio and all Master Funds. (A Feeder Portfolio does not need an investment manager.) RWB Advisory Services Inc. provides shareholders with client services such as performance reporting.

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

FIXED INCOME INVESTMENT APPROACH:
-------------------------------

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.
[END SIDEBAR]

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall. Fixed Income portfolios are particularly sensitive to changing interest rates.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.

RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

THE MASTER FUND IN WHICH THE PORTFOLIO INVESTS STOPPED PURCHASING MALAYSIAN STOCKS. This action was taken because the Malaysian government restricted the ability of foreign investors--including the Master Fund in question--to withdraw their investments from Malaysia.

[SIDEBAR]
"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

RWB/DFA International High Book To Market Portfolio's foreign currency risks generally are not hedged.
[END SIDEBAR]

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of two years or less.

- INVESTMENT STRATEGY: Purchase U.S. issued, dollar-denominated debt instruments with maturities of no more than two years. Issuers might include the
    U.S. government and its agencies, domestic and foreign corporations and supranational organizations (e.g., the World Bank). The Portfolio intends to concentrate investments in the banking industry in certain cases.

RISK OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the RWB/DFA Two Year Corporate Fixed Income Portfolio to changes in performance of the banking industry generally.

RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments maturing in two years or less.

- INVESTMENT STRATEGY: Acquire obligations of the U.S. government and its agencies maturing within two years, and enter into repurchase agreements backed by U.S. government securities.

OTHER RISKS
-----------

DERIVATIVES:
----------


Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which RWB/DFA International High Book To Market Portfolio invests may use long-term foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:
----------------


Non-Feeder Portfolios and Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 years, and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RWB/DFA
U.S. HIGH BOOK-TO-MARKET PORTFOLIO
Total Returns (%)
1997                                                      28.04
1998                                                      12.07
1999                                                       4.72
January 1997-December 1999
Highest Quarter                                  Lowest Quarter
16.84 (10/98-12/98)                          -17.09 (7/98-9/98)
Periods ending December 31, 1999
                                                            One  Since 6/96
Annualized Returns (%)                                     Year   Inception
RWB/DFA U.S. High Book-to-Market
Portfolio                                                  4.72       14.16
Russell 1000 Value Index                                   7.35       19.64
RWB/DFA
INTERNATIONAL HIGH BOOK-TO-MARKET PORTFOLIO
Total Returns (%)
1994                                                       8.77
1995                                                      11.47
1996                                                       7.89
1997                                                      -3.16
1998                                                      14.97
1999                                                      16.38
January 1994-December 1999
Highest Quarter                                  Lowest Quarter
17.98 (1/98-3/98)                            -16.86 (7/98-9/98)
Periods ending December 31, 1999
                                                            One        Five  Since 7/93
Annualized Returns (%)                                     Year       Years   Inception
RWB/DFA International High
Book-to-Market Portfolio                                  16.38        9.28       10.23
MSCI EAFE Index (net dividends)                           26.91       12.82       12.25

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RWB/DFA
TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
Total Returns (%)
1997                                                   5.92
1998                                                   5.68
1999                                                   4.23
January 1997-December 1999
Highest Quarter                              Lowest Quarter
2.03 (4/97-6/97)                           0.83 (1/97-3/97)
Periods ending December 31, 1999
                                                        One  Since 7/96
Annualized Returns (%)                                 Year   Inception
RWB/DFA Two-Year Corporate Fixed Income
Portfolio                                              4.23        5.51
Merrill-Lynch 1-3 Year Government                      3.08        5.81
RWB/DFA
TWO-YEAR GOVERNMENT PORTFOLIO
Total Returns (%)
1997                                                   6.15
1998                                                   5.44
1999                                                   3.91
January 1997-December 1999
Highest Quarter                              Lowest Quarter
2.11 (4/97-6/97)                           0.65 (1/97-3/97)
Periods ending December 31, 1999
                                                        One  Since 7/96
Annualized Returns (%)                                 Year   Inception
RWB/DFA Two-Year Government
Portfolio                                              3.91        5.38
Merrill-Lynch 1-3 Year Government                      3.08        5.81

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None*

        * Most shares of the Portfolios that will be purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                         ANNUAL FUND OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicted below, the expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1999.



    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

    RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO(1)(2)
      Management Fee........................................  0.11%
      Other Expenses........................................  0.24%
      Total Operating Expenses..............................  0.35%

    RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET
     PORTFOLIO(1)(2)
      Management Fee........................................  0.21%
      Other Expenses........................................  0.29%
      Total Operating Expenses..............................  0.50%

    RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO(2)
      Management Fee........................................  0.15%
      Other Expenses........................................  0.18%
      Total Operating Expenses..............................  0.33%

    RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO(2)
      Management Fee........................................  0.15%
      Other Expenses........................................  0.19%
      Total Operating Expenses..............................  0.34%


------------------------

(1) Feeder Portfolio. The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Feeder Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Feeder Portfolio and the Master Fund.


(2) "Other Expenses" include a client services fee payable to RWBAS of 0.15%, 0.19%, 0.08% and 0.08% by the RWB/DFA U.S. High Book to Market Portfolio, the RWB/DFA International High Book to Market Portfolio, the RWB/DFA Two-Year Corporate Fixed Income Portfolio and the RWB/DFA Two-Year Government Portfolio, respectively. "Other Expenses" have been restated in order to include an increase in the Client Services Fee which took effect on March 30, 1999.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees may apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
RWB/DFA U.S. High Book to Market Portfolio..................    $36        $113       $197       $443
RWB/DFA International High Book to Market Portfolio.........    $51        $160       $280       $628
RWB/DFA Two-Year Corporate Fixed Income Portfolio...........    $34        $106       $185       $418
RWB/DFA Two-Year Government Portfolio.......................    $35        $109       $191       $431


    With respect to the Feeder Portfolios, the table summarizes the aggregate estimated annual operating expenses of both the Portfolios and the Master Funds in which the Portfolios invests.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Large Cap Value Series.................................  $   57,000        0.00%
DFA International Value Series..............................  $1,324,000        0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor") provides each Portfolio with administrative services and also serves as investment advisor to the non-Feeder Portfolios and the Master Funds. RWBAS serves as client service agent to each Portfolio. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

    The RWB/DFA U.S. High Book to Market Portfolio and the Fixed Income Portfolios distribute dividends from their net investment income quarterly. The RWB/DFA International High Book to Market Portfolio distributes dividends from net investment income annually. Each of the Portfolios will distribute any realized net capital gains annually after the end of the fiscal year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of the shares of each Feeder Portfolio will fluctuate in relation to the investment experience of the Master Fund in which it invests. The value of the shares of each Fixed Income Portfolio will fluctuate in relation to its own investment experience. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES" and "REDEMPTION OF SHARES.")

             INVESTMENT OBJECTIVES AND POLICIES--EQUITY PORTFOLIOS

RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the RWB/DFA U.S. High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Large Cap Value Series of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Cap Value Series seeks to achieve its objective by investing in common stocks of large U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below under "Portfolio Structure," will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. A company will be considered "large" if its market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE.


PORTFOLIO CONSTRUCTION

    Ordinarily, at least 80% of the assets of the U.S. Large Cap Value
Series will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. The U.S. Large Cap Value Series may invest in futures contracts and options on futures contracts. To the extent that the Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The U.S. Large Cap Value
Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.

    It is management's belief that the value stocks of large U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of large company stocks for inclusion in the U.S. Large Cap Value Series involves greater risk than including a large number of them.

RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series of the Trust, which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a book to market ratio). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value
Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that it invests in futures contracts for other than bona fide hedging purposes, its will not purchase futures contracts if, as a result, more than 5% of its net assets would then consist of initial margin deposits required to establish such positions.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.


    It is management's belief that the stocks of large companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them.


EQUITY PORTFOLIOS

    With respect to the Equity Portfolios and the Master Funds in which such Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio.

          INVESTMENT OBJECTIVES AND POLICIES--FIXED INCOME PORTFOLIOS

RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO

    The investment objective of RWB/DFA Two-Year Corporate Fixed Income Portfolio is to maximize total returns consistent with the preservation of capital. This objective will be pursued by investing in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. It is the RWB/DFA Two-Year Corporate Fixed Income Portfolio's policy to acquire obligations which mature within two years from the date of settlement. The RWB/DFA Two-Year Corporate Fixed Income Portfolio principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.") The RWB/DFA Two-Year Corporate Fixed Income Portfolio may invest in futures contracts and options on futures contracts. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

    The investment objective of the RWB/DFA Two-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies and consistent with the preservation of capital. Generally, this objective will be pursued by acquiring U.S. government obligations and U.S. government agency obligations that mature within two years from the date of settlement. The Portfolio may invest in futures contracts and options on futures contracts. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios:

                                                              PERMISSIBLE
                                                              CATEGORIES
                                                              -----------
RWB/DFA Two-Year Corporate Fixed Income Portfolio...........  1-7
RWB/DFA Two-Year Government Portfolio.......................  1, 2, 6

    1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

    2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

    3. CORPORATE DEBT OBLIGATIONS--Non-convertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Rating Group, a Division of The McGraw-Hill Companies ("S&P") and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

    4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit

(including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will be acquired only if the bank has assets in excess of $1,000,000,000.

    5. COMMERCIAL PAPER--Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

    6. REPURCHASE AGREEMENTS--Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

    7. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

    The categories of investments that may be acquired by the RWB/DFA Two-Year Corporate Fixed Income and RWB/DFA Two-Year Government Portfolios may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The RWB/DFA Two-Year Corporate Fixed Income Portfolio will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. This policy can only be changed by a vote of the shareholders of the Portfolio. Banks and bank holding companies are considered to constitute a single industry, the banking industry. When investment in such obligations exceeds 25% of the total net assets of the RWB/DFA Two-Year Corporate Fixed Income Portfolio, the Portfolio will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the RWB/DFA Two-Year Corporate Fixed Income Portfolio is not concentrating its investments in the banking industry.

    The types of bank and bank holding company obligations in which the RWB/DFA Two-Year Corporate Fixed Income Portfolio may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet the Portfolio's established credit rating criteria as stated under "Description of Investments." In addition, the RWB/DFA Two-Year Corporate Fixed Income Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The RWB/DFA Two-Year Corporate Fixed Income Portfolio will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the RWB/DFA Two-Year Corporate Fixed Income Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

    The Fixed Income Portfolios are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the RWB/DFA Two-Year Corporate Fixed Income Portfolio could be 0% to 200%, and the RWB/DFA Two-Year Government Portfolio could be 100% to 500%. Taxable distributions ordinarily increase with trading activity. While the Fixed Income Portfolios acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of the RWB/DFA Two-Year Corporate Fixed Income Portfolio or the RWB/DFA Two-Year Government Portfolio will be increased as a result of portfolio transactions after taking in to account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.

       DEVIATION FROM MARKET CAPITALIZATION WEIGHTING--EQUITY PORTFOLIOS

    The portfolio structures of the Master Funds, in which the Equity Portfolios invest, involve market capitalization weighting. That is, their investment portfolios are structured by basing the amount of each security purchased on the issuer's relative market capitalization with a view to achieving a reasonable reflection of the relative market capitalizations in accordance with their investment objectives and strategies. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. (The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded.) Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each portfolio. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Portfolios and Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Portfolios or Master Funds may earn additional income from lending securities, such activity is incidental to their investment objectives. The value of securities loaned may not exceed 33 1/3% of the value of each Portfolio's or Master Fund's total assets. In connection with such loans, the Portfolio or the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolio or the Master Fund will be able to terminate the loan at any time, will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Portfolio or Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Although each Feeder Fund is authorized to lend its portfolio securities, as long as it only holds shares of its Master Fund, it will not do so.

                            MANAGEMENT OF THE FUNDS

    The Advisor serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for all non-Feeder Portfolios and Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides all non-Feeder Portfolios and Master Funds with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Funds and the Trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses of a Fund which are not allocable to a particular Portfolio are borne by each Portfolio of that Fund on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are to be borne by each Master Fund of the Trust on the basis of its relative net assets.

CONSULTING SERVICES--INTERNATIONAL VALUE SERIES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each

Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series. The advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

CLIENT SERVICE AGENT--ALL PORTFOLIOS

    Pursuant to a Client Service Agent Agreement with each Portfolio, RWBAS performs various services for the Portfolios. These services include establishment of a toll-free telephone number for shareholders of each Portfolio to use to obtain or receive up-to-date account information; providing to shareholders quarterly and other reports with respect to the performance of each Portfolio; and providing shareholders with such information regarding the operations and affairs of each Portfolio, and their investment in its shares, as the shareholders or the applicable Board of Directors may reasonably request.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The RWB/DFA U.S. High Book to Market Portfolio and the Fixed Income Portfolios distribute dividends from their net investment income quarterly. The RWB/DFA International High Book to Market Portfolio distributes dividends from net investment income annually. Each of the Portfolios will distribute any realized net capital gains annually after the end of the fiscal year. Each Portfolio is treated as a separate corporation for federal tax purposes.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually as to the federal tax status of dividends and distributions paid by the Portfolio whose shares they own.


    Shareholders of each Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). With the exception of RWB/DFA International High Book to Market Portfolio, upon written notice to the Advisor, shareholders of the remaining Portfolios may select one of the following options:


      Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

      Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

      Cash Option--to receive both income dividends and capital gains distributions in cash.

    Certain investments by the Portfolios (or their corresponding Master Fund) may be subject to special rules which may affect the amount, character and timing of the income to the investing entity. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

    Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Since virtually all of the net investment income from the Fixed Income Portfolios is expected to arise from earned interest, it is not expected that either of the Portfolios' distributions will be eligible for the dividends received deduction for corporations. Similarly, it is anticipated that either none or only a small portion of the distributions made by the RWB/DFA International High Book to Market Portfolio will qualify for the corporate dividends received deduction because of such Portfolios' investment (through its Master Fund) in foreign equity securities. The portion of dividends paid by the RWB/DFA U.S. High Book to Market Portfolio from net investment income that is eligible for the corporate dividends received deduction depends on the Portfolio's pro rata share of the aggregate qualifying dividend income received by its Master Fund from domestic (U.S.) sources.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of Portfolio shares. With regard to the Fixed Income Portfolios, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

                               PURCHASE OF SHARES

    Only clients of RWBAS are eligible to purchase shares of the Portfolios. Investors should first contact RWBAS at (800) 366-7266, ext. 124, to notify RWBAS of the proposed investment.

    Most shares of the Portfolios that will be purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of RWBAS may also be subject to investment advisory fees under their own arrangements with RWBAS.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the applicable Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by such Portfolio (or its corresponding Master Fund) or otherwise represented in its portfolio as described in this prospectus. Shares of the RWB/DFA International High Book to Market Portfolio may also be purchased in exchange for local currencies in which securities owned by its corresponding Master Fund are denominated. Securities and local currencies to be exchanged which are accepted by a Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the applicable Fund by the investor upon receipt from the issuer.

    The Funds will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio (or its corresponding Master Fund) and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the applicable Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Portfolio (or Master Fund) may not exceed 5% of the net assets of the Portfolio (or Master
Fund) immediately after the transaction. The Funds will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of the shares of each non-Feeder Portfolio will fluctuate in relation to its own investment experience. The value of each Feeder Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by a Portfolio or Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the U.S. Large Cap Value Series values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the respective Board of Directors or Trustees.

    The value of the shares of the Fixed Income Portfolios will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Securities held by the Fixed Income Portfolios may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.


    The net asset value per share of the International Value Series (in which the RWB/DFA International High Book to Market Portfolio invests all of its assets) is expressed in U.S. dollars by translating the net assets using the mean price for the dollar as quoted by generally recognized reliable sources. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the International Value Series (and the RWB/DFA International High Book to Market Portfolio). If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series owns securities that are primarily listed on foreign exchanges which may trade on days when the Portfolios and Master Funds do not price their shares, the net asset value of the

International Value Series and RWB/DFA International High Book to Market Portfolio may change on days when shareholders will not be able to purchase or redeem shares.



    The International Value Series and RWB/DFA International High Book to Market Portfolio are closed if portfolio securities greater than 50% of the International Value Series total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio or Master Fund will not be accepted on those days.



    Provided that RWBAS has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Funds reserve the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss and may prohibit or restrict the manner in which such purchaser may place further orders.


    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and the corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    An investor may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or another portfolio of the Funds, by first contacting RWBAS and completing the documentation required by RWBAS and the Advisor.

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors should contact RWBAS for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Funds, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and (if no authorized signatures for the account are on file) a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the shares of the portfolio being acquired may be issued in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Funds reserve the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, the investor could realize a taxable gain or loss on the transaction. The Funds reserve the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE


    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to RWBAS in the form required by RWBAS. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.


    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Funds can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Funds reserve the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less, whether because of redemptions, a decline in the portfolio's net asset value per share or any other reason. Before a Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by a Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio being redeemed (or its corresponding Master Fund) in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The RWB/DFA International High Book to Market Portfolio also reserves the right to redeem its shares in the currencies in which the International Value Series' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities which were received in payment of redemptions and the value of foreign securities or currencies may be affected by currency exchange fluctuations.

                             THE FEEDER PORTFOLIOS


    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Feeder Portfolio.


    The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the relevant Fund determines that it is in the best interest of a Feeder Portfolio, the Feeder Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Feeder Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the annual reports which are available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   RWB/DFA
                                              U.S. HIGH BOOK TO
                                               MARKET PORTFOLIO
                            ------------------------------------------------------
                              YEAR           YEAR           YEAR          JUNE 7
                              ENDED          ENDED          ENDED           TO
                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                              1999           1998           1997           1996
                            ---------      ---------      ---------      ---------
Net Asset Value, Beginning
  of Period...............  $  13.99       $  13.12       $  10.77        $ 10.00
                            --------       --------       --------        -------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.....      0.24           0.21           0.20           0.08
Net Gains (Losses) on
  Securities (Realized and
  Unrealized).............      0.35           1.27           2.45           0.72
                            --------       --------       --------        -------
Total from Investment
  Operations..............      0.59           1.48           2.65           0.80
                            --------       --------       --------        -------
LESS DISTRIBUTIONS
Net Investment Income.....     (0.25)         (0.21)         (0.20)         (0.03)
Net Realized Gains........     (0.51)         (0.40)         (0.10)            --
                            --------       --------       --------        -------
Total Distributions.......     (0.76)         (0.61)         (0.30)         (0.03)
                            --------       --------       --------        -------
Net Asset Value, End of
  Period..................  $  13.82       $  13.99       $  13.12        $ 10.77
                            ========       ========       ========        =======
Total Return..............      4.44%         11.78%         25.01%          8.06%#
Net Assets, End of Period
  (thousands).............  $118,923       $145,278       $128,484        $40,708
Ratio of Expenses to
  Average Net Assets......      0.35%(1)       0.33%(1)       0.36%(1)       0.71%*(1)
Ratio of Expenses to
  Average Net Assets
  (excluding waivers and
  assumption of
  expenses)...............      0.35%(1)       0.33%(1)       0.36%(1)       0.71%*(1)
Ratio of Net Investment
  Income to Average Net
  Assets..................      1.56%          1.54%          1.76%          2.70%*
Ratio of Net Investment
  Income to Average Net
  Assets (excluding
  waivers and assumption
  of expenses)............      1.56%          1.54%          1.76%          2.70%*
Portfolio Turnover Rate...       N/A            N/A            N/A            N/A
Portfolio Turnover Rate of
  Master Fund Series......     42.96%         24.70%         17.71%         20.12%(2)

                                                   RWB/DFA
                                           TWO-YEAR CORPORATE FIXED
                                               INCOME PORTFOLIO
                            ------------------------------------------------------
                              YEAR           YEAR           YEAR          JUNE 7
                              ENDED          ENDED          ENDED           TO
                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                              1999           1998           1997           1996
                            ---------      ---------      ---------      ---------
Net Asset Value, Beginning
  of Period...............  $  10.19       $  10.23       $  10.24       $  10.00
                            --------       --------       --------       --------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income.....      0.51           0.55           0.57           0.26
Net Gains (Losses) on
  Securities (Realized and
  Unrealized).............     (0.07)            --          (0.01)          0.11
                            --------       --------       --------       --------
Total from Investment
  Operations..............      0.44           0.55           0.56           0.37
                            --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income.....     (0.52)         (0.59)         (0.56)         (0.13)
Net Realized Gains........     (0.02)            --          (0.01)            --
                            --------       --------       --------       --------
Total Distributions.......     (0.54)         (0.59)         (0.57)         (0.13)
                            --------       --------       --------       --------
Net Asset Value, End of
  Period..................  $  10.09       $  10.19       $  10.23       $  10.24
                            ========       ========       ========       ========
Total Return..............      4.42%          5.64%          5.79%          3.69%#
Net Assets, End of Period
  (thousands).............  $138,612       $158,586       $153,772       $122,807
Ratio of Expenses to
  Average Net Assets......      0.33%          0.31%          0.34%(1)       0.31%*(1)
Ratio of Expenses to
  Average Net Assets
  (excluding waivers and
  assumption of
  expenses)...............      0.33%          0.31%          0.35%(1)       0.34%*(1)
Ratio of Net Investment
  Income to Average Net
  Assets..................      5.00%          5.43%          5.83%          5.72%*
Ratio of Net Investment
  Income to Average Net
  Assets (excluding
  waivers and assumption
  of expenses)............      5.00%          5.43%          5.82%          5.69%*
Portfolio Turnover Rate...     46.18%         15.98%           N/A            N/A
Portfolio Turnover Rate of
  Master Fund Series......       N/A            N/A         147.78%         81.97%*(2)

----------------------------------
*   Annualized

#  Non-Annualized


(1) Represents the combined ratio for the respective Portfolio and its respective pro-rata share of its Master Fund Series.


(2) Items calculated for the period ended November 30, 1996.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

              RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         YEAR           YEAR           YEAR           YEAR           YEAR
                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                         1999           1998           1997           1996           1995
                                       ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of
  Period.............................  $  13.86       $  12.84       $  13.76       $  12.02       $  11.44
                                       --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................      0.35           0.30           0.22           0.22           0.19
Net Gains (Losses) on Securities
  (Realized and Unrealized)..........      1.42           1.21          (0.77)          1.53           0.60
                                       --------       --------       --------       --------       --------
Total from Investment Operations.....      1.77           1.51          (0.55)          1.75           0.79
                                       --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income................     (0.29)         (0.27)         (0.23)         (0.01)         (0.19)
Net Realized Gains...................     (0.05)         (0.22)         (0.14)            --          (0.02)
                                       --------       --------       --------       --------       --------
Total Distributions..................     (0.34)         (0.49)         (0.37)         (0.01)         (0.21)
                                       --------       --------       --------       --------       --------
Net Asset Value, End of Period.......  $  15.29       $  13.86       $  12.84       $  13.76       $  12.02
                                       ========       ========       ========       ========       ========
Total Return.........................     13.03%         12.28%         (4.04)%        14.61%          6.95%
Net Assets, End of Period
  (thousands)........................  $259,693       $286,790       $275,057       $257,371       $172,017
Ratio of Expenses to Average Net
  Assets(1)..........................      0.50%          0.46%          0.50%          0.54%          0.68%
Ratio of Net Investment Income to
  Average Net Assets.................      2.20%          2.10%          1.72%          1.88%          1.85%
Portfolio Turnover Rate..............       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master
  Fund Series........................      5.80%         15.41%         22.55%         12.23%          9.75%


------------------------

(1) Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         RWB/DFA
                                                                        TWO-YEAR
                                                                  GOVERNMENT PORTFOLIO
                                                 -------------------------------------------------------
                                                   YEAR           YEAR           YEAR           JUNE 7
                                                   ENDED          ENDED          ENDED            TO
                                                 NOV. 30,       NOV. 30,       NOV. 30,        NOV. 30,
                                                   1999           1998           1997            1996
                                                 ---------      ---------      ---------       ---------
Net Asset Value, Beginning of Period...........  $  10.19       $  10.20       $  10.23        $  10.00
                                                 --------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................      0.49           0.53           0.54            0.26
Net Gains (Losses) on Securities (Realized and
  Unrealized)..................................     (0.07)          0.02           0.01            0.10
                                                 --------       --------       --------        --------
Total from Investment Operations...............      0.42           0.55           0.55            0.36
                                                 --------       --------       --------        --------
LESS DISTRIBUTIONS
Net Investment Income..........................     (0.52)         (0.55)         (0.53)          (0.13)
Net Realized Gains.............................     (0.04)         (0.01)         (0.05)             --
                                                 --------       --------       --------        --------
Total Distributions............................     (0.56)         (0.56)         (0.58)          (0.13)
                                                 --------       --------       --------        --------
Net Asset Value, End of Period.................  $  10.05       $  10.19       $  10.20        $  10.23
                                                 ========       ========       ========        ========
Total Return...................................      4.19%          5.54%          5.58%           3.60%#
Net Assets, End of Period (thousands)..........  $114,742       $127,486       $131,066        $104,644
Ratio of Expenses to Average Net Assets........      0.34%          0.32%          0.37%(1)        0.38%*(1)
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses)....................................      0.34%          0.32%          0.38%           0.41%*(1)
Ratio of Net Investment Income to Average Net
  Assets.......................................      4.86%          5.17%          5.53%(1)        5.81%*(1)
Ratio of Net Investment Income to Average Net
  Assets (excluding waivers and assumption of
  expenses)....................................      4.86%          5.17%          5.52%           5.78%
Portfolio Turnover Rate........................     64.47%         69.51%           N/A             N/A
Portfolio Turnover Rate of Master Fund
  Series.......................................       N/A            N/A         153.67%         200.59%*(2)

------------------------

*   Annualized

#  Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

(2) Calculated for the period ended November 30, 1996.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                              CLIENT SERVICE AGENT
         DIMENSIONAL FUND ADVISORS INC.              REINHARDT WERBA BOWEN ADVISORY SERVICES
         1299 Ocean Avenue, 11th floor                   1190 Saratoga Avenue, Suite 200
             Santa Monica, CA 90401                             San Jose, CA 95129
            Tel. No. (310) 395-8005                          Tel. No. (800) 366-7266

              CUSTODIAN--DOMESTIC                            CUSTODIAN--INTERNATIONAL
               PFPC TRUST COMPANY                                 CITIBANK, N.A.
              400 Bellevue Parkway                               111 Wall Street
              Wilmington, DE 19809                              New York, NY 10005

  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND                    LEGAL COUNSEL
                 TRANSFER AGENT                       STRADLEY, RONON, STEVENS & YOUNG, LLP
                   PFPC INC.                                 2600 One Commerce Square
              400 Bellevue Parkway                         Philadelphia, PA 19103-7098
              Wilmington, DE 19809


                                     INDEPENDENT ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                     2400 Eleven Penn Center
                                     19th and Market Streets
                                      Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Funds and their Portfolios in the Funds' Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Funds:

- Clients of Reinhardt Werba Bowen Advisory Services (RWBAS) should call (800) 366-7266 ext. 124.

-  If you are an RWB Advisory Services Inc. client, call that firm toll-free at
    (800) 366-7266 to request free copies. Additional materials describing the Funds and Portfolios, as well as the Advisor and its investment approach, are also available.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

                                               Client Service Agent:

DIMENSIONAL FUND ADVISORS INC.                 RWB ADVISORY SERVICES INC.
1299 Ocean Avenue, 11th Floor                  1190 Saratoga Avenue, Suite 200
Santa Monica, CA 90401                         San Jose, CA 95129
(310) 395-8005                                 (800) 366-7266

DFA INVESTMENT DIMENSIONS GROUP INC. (RWB/DFA International High Book to Market Portfolio)--
Registration No. 811-3258

DIMENSIONAL INVESTMENT GROUP INC. (all other Portfolios)--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. Each Portfolio
 described in this Prospectus: - Has its own investment objective and policies, and is the equivalent
   of a separate mutual fund. - Is exclusively available to 401(k) plans and clients
   of registered investment advisers. - Is designed for long-term investors.

           The Portfolios do not charge sales commissions or "loads."

                     DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1
  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    3
  RISK AND RETURN BAR CHARTS AND TABLES.....................    4

FEES AND EXPENSES...........................................    6

ANNUAL FUND OPERATING EXPENSES..............................    6

EXAMPLE.....................................................    6

SECURITIES LENDING REVENUE..................................    7

HIGHLIGHTS..................................................    7
  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    7
  DIVIDEND POLICY...........................................    7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    7

INVESTMENT OBJECTIVES AND POLICIES..........................    7
  DFA INTERNATIONAL VALUE PORTFOLIO III.....................    7
  PORTFOLIO CONSTRUCTION....................................    8
  THE U.S. LARGE CAP VALUE PORTFOLIO........................    8
  PORTFOLIO CONSTRUCTION....................................    9

TAX-MANAGED VALUE PORTFOLIOS................................    9
  PORTFOLIO CONSTRUCTION....................................    9
  TAX MANAGEMENT STRATEGIES.................................   10

EQUITY PORTFOLIOS...........................................   11

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............   11

SECURITIES LOANS............................................   12

MANAGEMENT OF THE PORTFOLIOS................................   12
  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES...........   13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   13

PURCHASE OF SHARES..........................................   14
  IN KIND PURCHASES.........................................   15

VALUATION OF SHARES.........................................   15
  NET ASSET VALUE...........................................   15
  PUBLIC OFFERING PRICE.....................................   16

EXCHANGE OF SHARES..........................................   16

REDEMPTION OF SHARES........................................   17
  REDEMPTION PROCEDURES.....................................   17
  REDEMPTION OF SMALL ACCOUNTS..............................   17
  REDEMPTION IN-KIND........................................   18

THE FEEDER PORTFOLIOS.......................................   18

FINANCIAL HIGHLIGHTS........................................   19

SERVICE PROVIDERS...........................................   23

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder
Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.

A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

The U.S. Large Cap Value Portfolio III, the Tax-Managed U.S. Marketwide Value Portfolio II and the Tax-Managed U.S. Marketwide Value Portfolio XI use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

Market capitalization means the number of shares of a company's stock outstanding times price per share.

Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

For example, the U.S. Large Cap Value Portfolio III buys stock with market caps in the range defined by stocks in NYSE deciles 1 through 5.

TAX MANAGED PORTFOLIO STRATEGIES:
-----------------------------

The Advisor's tax management strategies are designed to minimize taxable distributions to shareholders. Generally, the Advisor buys and sells a tax managed portfolio's securities with the goals of:

1. Delaying the realization of net capital gains (e.g., appreciated stocks might be sold later).

2. Maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

3.  Minimizing dividend income.

4. Sell securities to other tax-managed portfolios in order to offset gains by realized losses.

Shareholders of Tax-Managed Value Portfolios may save on taxes while they hold their shares. However, they will still have to pay taxes if they sell their shares at a profit.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO III

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys Value Stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

DFA International Value Portfolio III's foreign currency risks generally are not hedged.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

U.S. LARGE CAP VALUE PORTFOLIO III
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI

-  INVESTMENT OBJECTIVES:

   - U.S. LARGE CAP VALUE PORTFOLIO III: Long-term capital appreciation.

   - TAX-MANAGED VALUE PORTFOLIOS: Long-term capital appreciation while minimizing federal income taxes on returns.

- INVESTMENT STRATEGY (EACH PORTFOLIO): Purchase a Master Fund that buys value stocks of United States companies on a market capitalization weighted basis.

"Value Stocks": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio III -- Large capitalization stocks.

   - Tax-Managed U.S. Marketwide Value Portfolios -- The full universe except for very small stocks.

Only the Tax-Managed Value Portfolios employ the Advisor's tax management strategies. Both Tax-Managed Portfolios will invest a large portion of the eligible securities, buy may not have identical holdings. Thus, the Tax-Managed Portfolios may sell securities to one another, in order to employ certain tax management strategies.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which DFA International Value Portfolio III invests may use long-term foreign currency futures contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:

----------------

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


VALUE STOCKS:

-----------


Compared to other stocks, value stocks sell for low prices relative to their earnings dividends or book value. In selecting value stocks, the Advisor primarily considers price relative to book value.

RISK AND RETURN BAR CHARTS AND TABLES

--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results. The Tax-Managed U.S. Marketwide Value Portfolio XI has not been in operation for a full calendar year so no information is shown for it.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE CAP VALUE PORTFOLIO III
                                                                1996                  1997   1998  1999
Total Returns (%)                                              20.33                 28.29  12.18  4.90
                                          January 1996-December 1999
                                                     Highest Quarter        Lowest Quarter
                                                 16.82 (10/98-12/98)    -17.00 (7/98-9/98)
                                    Periods ending December 31, 1999
Annualized Returns (%)                                      One Year  Since 3/95 Inception
U.S. Large Cap Value Portfolio III                              4.90                 19.10
Russell 1000 Value Index                                        7.35                 22.21

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL VALUE PORTFOLIO III
                                                                            1996                  1997   1998   1999
Total Returns (%)                                                           8.07                 -3.03  15.08  16.58
                                                      January 1996-December 1999
                                                                 Highest Quarter        Lowest Quarter
                                                               17.99 (1/98-3/98)    -16.80 (7/98-9/98)
                                                Periods ending December 31, 1999
Annualized Returns (%)                                                  One Year  Since 3/95 Inception
DFA International Value Portfolio III                                      16.58                 10.73
MSCI EAFE Index (net dividends)                                            26.91                 14.28
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                                                                            1999
Total Returns (%)                                                           5.02
                                                      January 1999-December 1999
                                                                 Highest Quarter        Lowest Quarter
                                                               16.36 (4/99-6/99)    -12.07 (7/99-9/99)
                                                Periods ending December 31, 1999
                                                                     Since 12/98
Annualized Returns (%)                                                 Inception
Tax-Managed U.S. Marketwide
Value Portfolio II                                                          5.02
Russell 3000 Value Index                                                    6.64

                               FEES AND EXPENSES

    Shareholder Fees (fees paid directly from your investment): None*

    *Shares of the Portfolios that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.


                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



    The expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1999, except as indicated.



DFA INTERNATIONAL VALUE PORTFOLIO III
Management Fee..............................................  0.21%
Other Expenses..............................................  0.12%
                                                              ----
Total Operating Expenses....................................  0.33%

U.S. LARGE CAP VALUE PORTFOLIO III
Management Fee..............................................  0.11%
Other Expenses..............................................  0.08%
                                                              ----
Total Operating Expenses....................................  0.19%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II**
Management Fee..............................................  0.20%
Other Expenses..............................................  0.76%
                                                              ----
Total Operating Expenses....................................  0.96%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI***
Management Fee..............................................  0.20%
Other Expenses..............................................  0.13%
                                                              ----
Total Operating Expenses....................................  0.33%



  * The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.



 ** Expenses are annualized based on the period from commencement of operations to November 30, 1999.



*** "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 2000.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   ---------
DFA International Value Portfolio III.......................    $34        $106       $185      $  418
U.S. Large Cap Value Portfolio III..........................    $19        $ 61       $107      $  243
Tax-Managed U.S. Marketwide Value Portfolio II..............    $98        $306        531       1,718
Tax-Managed U.S. Marketwide Value Portfolio XI..............    $34        $106        N/A         N/A



    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds. The Tax-Managed U.S. Marketwide Value Portfolio XI (and its corresponding Master Funds) are new and, therefore, the above example is based on estimated expenses for the current fiscal year and does not extend over five- and ten-year periods.


                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
DFA International Value Series..............................  $1,324,000        0.08%
U.S. Large Cap Value Series.................................  $   57,000        0.00%
Tax-Managed U.S. Marketwide Value Series....................  $    6,000        0.01%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Master Fund. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

    Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO III


    The investment objective of the DFA International Value Portfolio III is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series (the "International Value Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The International Value
Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.


PORTFOLIO CONSTRUCTION

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. The International Value Series reserves the right to invest in futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of large company stock for inclusion in the International Value Series involves greater risk than including a large number of them.


THE U.S. LARGE CAP VALUE PORTFOLIO


    The investment objective of the U.S. Large Cap Value Portfolio III (the "U.S. Value Portfolio") is to achieve long-term capital appreciation. The U.S. Value Portfolio invests all of its assets in the U.S. Large Cap Value
Series III (the "U.S. Value Series") of the Trust, which has the same investment objective and policies as the U.S. Value Portfolio.

    The U.S. Value Series invests in the common stocks of large U.S. companies with shares that have a high book to market ratio. A company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below, will be considered eligible for investment. The U.S. Value Series will purchase common stocks of companies whose market capitalization

(i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE. In addition, the U.S. Value Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the U.S. Value Series' net assets at the time of purchase.

PORTFOLIO CONSTRUCTION

    Ordinarily, at least 80% of the assets of the U.S. Value Series will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. The U.S. Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The U.S. Value Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.

    It is management's belief that the stocks of large U.S. companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the U.S. Value Series involves greater risk than including a large number of them.

TAX-MANAGED VALUE PORTFOLIOS

    The investment objective of the Tax-Managed U.S. Marketwide Value Portfolios II and XI (the "Tax-Managed Value Portfolios") is to achieve long-term capital appreciation. The Tax-Managed Value Portfolios will pursue their investment objective by investing all of their assets in the Tax-Managed U.S. Marketwide Value Series and the Tax-Managed U.S. Marketwide Value Series X (collectively, the "Tax-Managed Value Series") of the Trust, respectively. Each Tax-Managed Value Series has the same investment objective and policies as the corresponding Tax-Managed Value Portfolio.

    Ordinarily, each Tax-Managed Value Series will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be "value" stocks at the time of purchase. Securities are considered value stocks primarily because the shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies, with the highest positive book to market ratios, whose shares are listed on the NYSE and, except as described under "Portfolio Structure," will be considered eligible for investment. In measuring value, however, the Advisor may consider additional factors such as a company's cash flow, economic conditions and developments in the company's industry. The Tax-Managed Value Series will purchase common stocks of companies whose market capitalizations equal the market capitalizations of companies in the 1st through 8th deciles of those companies listed on the NYSE.

PORTFOLIO CONSTRUCTION

    Each of the Tax-Managed Value Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded OTC. Each such Series intends to invest in a large portion of the universe of companies whose shares are eligible for investment; shares of a certain number of eligible companies will be held in both such Series. It is intended, for example, that the securities portfolio of the Tax-Managed U.S. Marketwide Value Series will not be identical to that of the Tax-Managed U.S. Marketwide Value Series X even though the investment criteria of each Series are the same.

    The Tax-Managed Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Series. In addition, the Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series.

TAX MANAGEMENT STRATEGIES

    The Tax-Managed Value Series seek to minimize the impact of federal taxes on investment returns by managing their portfolios in a manner that will defer the realization of net capital gains where possible and may minimize dividend income.

    When selling securities, a Tax-Managed Value Series, typically, will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. Each Tax-Managed Value Series, when possible, will refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, each Series, when consistent with all other tax management policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. In addition to selling practices used among all Portfolios and Series managed by the Advisor, the Tax-Managed U.S. Marketwide Value Series may sell portfolio securities to the Tax-Managed U.S. Marketwide Value Series X (and vice versa). Such sales would be made to realize losses on securities which would be used to offset gains on other securities realized by the selling Series. Such transactions are intended to benefit both Series that are parties to the transaction. The selling Series will recognize a loss which it can use to offset realized gains, while the purchasing Series will acquire an eligible portfolio security, at a current market price, but without payment of brokerage commissions.

    While the Advisor believes this strategy can be both tax and cost efficient, applicable federal tax law provides for suspension of recognition of losses and potential disallowance of such losses incurred on the sale of securities by a Series to a Series if, as of the date of any sale of a loss security, five or fewer persons own or are considered for tax purposes to own more than 50% of the outstanding shares of both the selling and purchasing Series' corresponding Tax-Managed Value Portfolios. The Advisor intends to control the number of investors in each Tax-Managed Value Portfolio in several ways. First, as with all portfolios that the Advisor manages, it retains the right in its discretion to reject any initial or additional investment for any reason and to suspend the offering of shares of any portfolio. Second, the Advisor intends to offer the shares of each Tax-Managed Value Portfolio to relatively few institutional investors and anticipates that shares will be offered primarily to individual investors, thereby creating a substantial number of shareholders in each Tax-Managed Value Portfolio. Finally, the Advisor intends to monitor closely all purchases of shares of both Tax-Managed Value Portfolios in order to increase the probability that the five or fewer shareholder threshold is not violated.

    The timing of purchases and sales of securities may be managed to minimize the receipt of dividends when possible. With respect to dividends that are received, the Tax-Managed Value Series and Portfolios may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders if, because of timing activities, the requisite holding period of the dividend paying stock is not met. Portfolio investments also may be managed to emphasize low dividend-yielding securities.

    The Tax-Managed Value Series are expected to deviate from their market capitalization weightings to a greater extent than the other Series described in this Prospectus. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and may sell the stock of a company that meets applicable market capitalization criteria in order to realize a capital loss. Also, while other Series are managed with the expectation that securities generally will be held for longer than one year, the Tax-Managed Value Series may dispose of securities whenever the Advisor determines that disposition is consistent with their tax management strategies or is otherwise in the best interests of a Tax-Managed Value Series.

    Although the Advisor intends to manage each Tax-Managed Value Series in a manner to minimize the realization of capital gains and taxable dividend income each year, the Tax-Managed Value Portfolios may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when a Tax-Managed Series realizes a net capital loss. Furthermore, the redeeming shareholders will be required to pay taxes on their capital gain, if any, on a redemption of a Portfolio's shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder's tax basis in the shares redeemed.

                               EQUITY PORTFOLIOS

    With respect to the Portfolios and Master Funds, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Master Funds are market capitalization weighted. That is, each security is purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. (The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded.) Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.

    The Tax-Managed Value Series should not be expected to adhere to their market capitalization weightings to the same extent as the other Series. The tax management strategies used by the Advisor to defer the realization of net capital gains or minimize dividend income, from time to time, may cause deviation from market capitalization weighting.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each Master Fund. Only common stocks whose market capitalizations are at or above the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, a Master Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, compensation or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ending November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Fund and the Trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses which are not allocable to a particular Portfolio or Master Fund are borne by each Portfolio and Master Fund on the basis of their relative net assets.

CONSULTING SERVICES--INTERNATIONAL VALUE SERIES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series of the Trust. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    Each Portfolio distributes substantially all of its net investment income in December of each year. Each Portfolio will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

    Special tax rules may apply in determining the income and gains that each Master Fund earns on its investments. These rules may affect the amount of distributions that a Portfolio pays to its shareholders.

    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders of the Portfolios, except the DFA International Value Portfolio III, who do not own their shares under a 401(k) plan, may select one of the following options upon written notice to the
Advisor:

       Income Option to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option to receive both income dividends and capital gains distributions in cash.

    Each Portfolio receives income in the form of income dividends paid by the corresponding Master Fund. This income, less the expenses incurred in operations, is a Portfolio's net investment income from which income dividends are distributed as described above. A Portfolio also may receive capital gains distributions from the corresponding Master Fund and may realize capital gains upon the redemption of the shares of the Master Fund. Any net realized capital gains of a Portfolio will be distributed as described above. Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income of U.S. Large Cap Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II and Tax-Managed U.S. Marketwide Value Portfolio XI will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the corresponding Master Fund from domestic (U.S.) sources. Each Tax-Managed Value Series' attempts to time investments in order to minimize receipt of dividends could result in the Series being unable to flow through the dividends received deduction to corporate shareholders. This will occur if a Tax-Managed Value Series does not hold the stock of a domestic (U.S.) corporation for the requisite holding period to be eligible for pass-through of the dividends received deduction. It is anticipated that either none or only a small portion of the distributions made by the DFA

International Value Portfolio III will qualify for the corporate dividends received deduction because of its corresponding Master Fund's investment in foreign equity securities.

    For those investors subject to tax, if purchases of shares of the Portfolios are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolios.

    The Advisor seeks to manage the Tax-Managed Value Series in order to minimize the realization of net capital gains and taxable dividend income during a particular year. However, the realization of capital gains and receipt of income is not entirely within the Advisor's control. Thus, the Tax-Managed Value Portfolios may nonetheless distribute taxable gains and dividends to shareholders. Capital gains distributions may vary considerably from year to year. There will be no capital gains distributions in years when a Tax-Managed Value Series realizes a net capital loss. Furthermore, the realization of capital gains by a shareholder on the sale of portfolio shares will depend on whether his or her redemption price exceeds his or her tax basis in the shares sold.

    Dividends which are declared in November or December to shareholders of record in such month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of a Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio to its shareholders and on gains arising on redemption or exchange of a Portfolio's shares.

    The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients of financial advisers.

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN KIND PURCHASES

    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolios of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value Portfolio III with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of the corresponding Master Fund. Securities held by a Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the International Value Series. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series owns securities that are primarily listed on foreign exchanges which may trade on days when the International Value Series and DFA International Value Portfolio III do not price their shares, the net asset value of the DFA International Value Portfolio III do not price their shares, the net asset value of the DFA International Value Portfolio III may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of the International Value Series is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources.



    The International Value Series and DFA International Value Portfolio III are closed if portfolio securities greater than 50% of the International Value Series' total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio or Master Fund will not be accepted on those days.


PUBLIC OFFERING PRICE

    Provided that a financial adviser or service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and their corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    An investor who is a client of a financial adviser may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"), by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. In addition, exchanges are not accepted into or from the DFA International Value Portfolio III. Investors should contact their financial advisor for a list of those portfolios of DFAIDG that accept exchanges.

    An investor who has invested through an employer's 401(k) plan may exchange shares of other Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund or DFAIDG, the exchange privilege may be terminated and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    With respect to shares held by clients of financial advisers, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by a commercial bank, trust company or member of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    With respect to shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan's service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan in the form required by such financial adviser or service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

REDEMPTION IN-KIND

    When in the best interest of a Portfolio, the Portfolio (except the Tax-Managed Value Portfolios and the Tax-Managed Value Series) may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur brokerage charges and other transaction costs selling such securities and converting such currencies to dollars. Also, the value of currencies may be affected by currency exchange fluctuations. The Tax-Managed Value Portfolios and the Tax-Managed Value Series are authorized to make redemption payments solely by a distribution of portfolio securities, or a combination of securities and cash, when it is determined by the Advisor to be consistent with the tax management strategies described in this prospectus and applicable legal and regulatory requirements.

                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations, as indicated by the table. No Financial Highlights are shown for the Tax-Managed U.S. Marketwide Value Portfolio XI because it has not begun operations as of November 30, 1999, so no information is available for it. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements (except the Tax-Managed U.S. Marketwide Value Portfolio XI), are included in the Fund's annual report. Further information about each Portfolio's performance (other than the Tax-Managed U.S. Marketwide Value Portfolio XI) is contained in the Fund's annual report which is available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     DFA INTERNATIONAL VALUE PORTFOLIO III

                              FINANCIAL HIGHLIGHTS
                            ------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR          YEAR          YEAR          YEAR        FEB. 3,
                                                  ENDED         ENDED         ENDED         ENDED           TO
                                                 NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,      NOV. 30,
                                                   1999          1998          1997          1996          1995
                                                 --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period...........  $  12.55      $  11.57      $  12.39      $  10.81      $  10.00
                                                 --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................      0.33          0.29          0.21          0.21          0.17
Net Gains (Losses) on Securities (Realized and
  Unrealized)..................................      1.28          1.10         (0.69)         1.38          0.84
                                                 --------      --------      --------      --------      --------
Total from Investment Operations...............      1.61          1.39         (0.48)         1.59          1.01
                                                 --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
Net Investment Income..........................     (0.28)        (0.26)        (0.22)        (0.01)        (0.17)
Net Realized Gains.............................     (0.09)        (0.15)        (0.12)           --         (0.03)
                                                 --------      --------      --------      --------      --------
Total Distributions............................     (0.37)        (0.41)        (0.34)        (0.01)        (0.20)
                                                 --------      --------      --------      --------      --------
Net Asset Value, End of Period.................  $  13.79      $  12.55      $  11.57      $  12.39      $  10.81
                                                 ========      ========      ========      ========      ========
Total Return...................................     13.22%        12.36%        (3.91)%       14.76%        10.04%#
                                                 --------      --------      --------      --------      --------
Net Assets, End of Period (thousands)..........  $269,973      $287,738      $282,818      $242,371      $146,952
Ratio of Expenses to Average Net Assets (1)....      0.33%         0.34%         0.38%         0.45%         0.51%*
Ratio of Net Investment Income to Average Net
  Assets.......................................      2.38%         2.21%         1.88%         2.03%         2.29%*
Portfolio Turnover Rate........................       N/A           N/A           N/A           N/A           N/A
Portfolio Turnover Rate of Master Fund
  Series.......................................      5.80%        15.41%        22.55%        12.23%         9.75%(a)

------------------------

*    Annualized

#   Non-Annualized


(1) Represents the respective combined ratio for the Portfolio and its pro-rata share of its Master Fund Series.



(a)  Master Fund Series Turnover calculated for the year ended November 30,
     1995.


N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       U.S. LARGE CAP VALUE PORTFOLIO III

                              FINANCIAL HIGHLIGHTS
                            ------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR           YEAR           YEAR           YEAR          FEB. 3
                                                   ENDED          ENDED          ENDED          ENDED           TO
                                                 NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                   1999           1998           1997           1996           1995
                                                 ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period...........  $  19.68       $  19.02       $  15.76       $  12.92       $  10.00
                                                 --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................      0.36           0.33           0.32           0.28           0.23
Net Gains on Securities (Realized and
  Unrealized)..................................      0.47           1.75           3.52           2.60           3.09
                                                 --------       --------       --------       --------       --------
Total from Investment Operations...............      0.83           2.08           3.84           2.88           3.32
                                                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
Net Investment Income..........................     (0.32)         (0.33)         (0.29)         (0.04)         (0.23)
Net Realized Gains.............................     (1.12)         (1.09)         (0.29)            --          (0.17)
                                                 --------       --------       --------       --------       --------
Total Distributions............................     (1.44)         (1.42)         (0.58)         (0.04)         (0.40)
                                                 --------       --------       --------       --------       --------
Net Asset Value, End of Period.................  $  19.07       $  19.68       $  19.02       $  15.76       $  12.92
                                                 ========       ========       ========       ========       ========
Total Return...................................      4.65%         11.85%         25.23%         22.34%         33.27%#
                                                 --------       --------       --------       --------       --------
Net Assets, End of Period (thousands)..........  $418,647       $484,611       $471,038       $379,974       $135,043
Ratio of Expenses to Average Net Assets (1)....      0.19%          0.19%          0.23%          0.26%          0.31%*
Ratio of Net Investment Income to Average Net
  Assets.......................................      1.73%          1.67%          1.79%          2.29%          2.82%*
Portfolio Turnover Rate........................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series.......................................     42.96%         24.70%         17.71%         20.12%         29.41%(a)

------------------------

*    Annualized

#   Non-Annualized


(1) Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series.


(a) Master Fund Series turnover calculated for the year ended November 30, 1995.


N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS
                            ------------------------

                        FOR THE PERIOD DECEMBER 16, 1998

                          (COMMENCEMENT OF OPERATIONS)

                              TO NOVEMBER 30, 1999

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Net Asset Value, Beginning of Period........................      $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................         0.06
  Net Gains on Securities (Realized and Unrealized).........         0.62
                                                                  -------
  Total from Investment Operations..........................         0.68
                                                                  -------
LESS DISTRIBUTIONS
Net Investment Income.......................................           --
Net Realized Gains..........................................           --
                                                                  -------
Total Distributions.........................................           --
                                                                  -------
Net Asset Value, End of Period..............................      $ 10.68
                                                                  =======
Total Return................................................         6.80%#
                                                                  -------

Net Assets, End of Period (thousands).......................      $26,414
Ratio of Expenses to Average Net Assets.....................         0.96%*(a)(1)
Ratio of Net Investment Income to Average Net Assets........         0.99%*(a)
Portfolio Turnover Rate.....................................          N/A
Portfolio Turnover Rate of Master Fund Series...............         9.72%*


------------------------

*    Annualized

#   Non-Annualized

N/A  Refer to the Master Fund Series.

(a) Because of commencement of operations and related preliminary transaction costs, including offering costs, these ratios are not necessarily indicative of future ratios.


(1) Represents the combined ratio for the Portfolio and its pro-rata share of its Master Fund Series.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                    ACCOUNTING SERVICES, DIVIDEND DISBURSING
         DIMENSIONAL FUND ADVISORS INC.                         AND TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                              2400 Eleven Penn Center
               New York, NY 10005                            19th and Market Streets
                                                              Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials about the Fund:

REQUEST FREE COPIES FROM:

- Your plan administrator -- if you are a participant in a 401(k) plan offering the Portfolios.

- Your investment advisor -- if you are a client of an investment advisor who has invested in the Portfolios on your behalf.

- The Fund -- if you represent a 401(k) plan sponsor or registered investment advisor. Call collect at (310) 395-8005.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. - Does not charge a
               sales commission or "load". - Is designed for
                    long-term investors. - Requires a
                          minimum initial purchase of
                                 $100 million.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    1
  OTHER RISKS...............................................    1
  RISK AND RETURN BAR CHART AND TABLE.......................    2

FEES AND EXPENSES...........................................    3

ANNUAL FUND OPERATING EXPENSES..............................    3

EXAMPLE.....................................................    3

SECURITIES LENDING REVENUE..................................    3

HIGHLIGHTS..................................................    4

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    4
  DIVIDEND POLICY...........................................    4
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    4

INVESTMENT OBJECTIVE AND POLICIES...........................    4

STANDARD & POOR'S INFORMATION AND DISCLAIMERS...............    4

PORTFOLIO TRANSACTIONS......................................    5

SECURITIES LOANS............................................    5

MANAGEMENT OF THE PORTFOLIO.................................    6

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    6

PURCHASE OF SHARES..........................................    7

  IN-KIND PURCHASES.........................................    8

VALUATION OF SHARES.........................................    8

  NET ASSET VALUE...........................................    8
  PUBLIC OFFERING PRICE.....................................    8

EXCHANGE OF SHARES..........................................    9

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   11

THE FEEDER PORTFOLIO........................................   11

FINANCIAL HIGHLIGHTS........................................   12

SERVICE PROVIDERS...........................................   13

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g. S&P 500-Registered Trademark- stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. The Portfolio buys a Master Fund that is an index fund. Its criteria for holding a stock is whether the stock is in the S&P 500 Index-Registered Trademark-.

NO MARKET TIMING OR STOCK PICKING: Because the Master Fund is an index fund, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Portfolio that owns them to rise or fall.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Produce returns similar to those of S&P 500
Index-Registered Trademark-.

INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500 Index-Registered Trademark- stocks in about the same proportions as they are found in the S&P 500 Index-Registered Trademark-.
About the S&P 500 Index: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE

------------------------------------


The Bar Chart and Table below illustrate the variability of the Master Fund's returns and are meant to provide some indication of the risks of investing in the Portfolio. Because the Portfolio is new, the returns shown in the Bar Chart and Table are for the Master Fund and have been adjusted to reflect the anticipated expenses of the Portfolio. Shown are changes in the Master Fund's performance from year to year, and how annualized one year, five years and since inception returns of the Master Fund compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY                      1.39
SERIES
1994
1995                                          37.19
1996                                          22.54
1997                                          33.06
1998                                          28.58
1999                                          20.76
January 1994-December 1999
Highest Quarter                      Lowest Quarter
21.41 (10/98-12/98)               -9.96 (7/98-9/98)
Periods ending December 31, 1999
Annualized Returns (%)
U.S. Large Company
Institutional Index Portfolio                   One   Five  Since 2/93
S&P 500 Index                                  Year  Years   Inception
                                              20.76  28.28       21.02
                                              21.03  28.55       20.67

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None


                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



Management Fee..............................................  0.075%**
Other Expenses..............................................  0.275%
Total Operating Expenses....................................   0.35%***


------------------------


* Expenses are annualized based on fees and expenses payable by both the Master Fund and the Portfolio for the period from commencement to November 30, 1999.



** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio.


*** The Advisor and other service providers to the Portfolio and Master Fund have agreed to waive certain fees and to assume expenses of the Portfolio to the extent necessary to keep the cumulative expenses to not more than .10% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption, the expenses are those expenses incurred in any period consisting of thirty-six consecutive months. Any fees that may be waived or expenses that may be reimbursed may be subject to recoupment for a period of 36 months. The Advisor and service providers retain the right in their sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        ---------
   $36             $113            $197            $443



    The Example summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and Master Fund.


                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Large Company Series...................................    $115,000        0.01%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

                                DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income quarterly and any realized net capital gains are distributed annually after November 30. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

INVESTMENT OBJECTIVE AND POLICIES


    U.S. Large Company Institutional Index Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index-Registered Trademark-, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund intends to invest in all of the stocks that comprise the S&P 500
Index-Registered Trademark- in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the Master Fund, therefore, will be based on the issuer's respective market capitalization. The S&P 500 Index-Registered Trademark- is comprised of a broad and diverse group of stocks most of which are traded on the New York Stock Exchange ("NYSE"). Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the Master Fund's assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index.


    The Master Fund may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that it invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500
Index-Registered Trademark-, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Fund's shares.

                 STANDARD & POOR'S INFORMATION AND DISCLAIMERS

    Neither the Portfolio nor Master Fund is sponsored, endorsed, sold or promoted by standard & Poor's Rating Group, a Division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or the Master Fund or any member of the public regarding the advisability of investing in securities generally or in the Portfolio or the Master Fund particularly or the ability of the S&P 500 Index-Registered Trademark- to track general stock market performance. S&P's only relationship to the Portfolio or the Master Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index-Registered Trademark- which is determined, composed and calculated by S&P without regard to the Portfolio or the Master Fund. S&P has no obligation to take the needs of the Portfolio, the Master Fund or their respective owners into consideration in determining, composing or calculating the S&P 500 Index-Registered Trademark-. S&P, is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the Master Fund or the issuance or sale of the Portfolio or the Master Fund or in the determination or calculation of the equation by which the Portfolio or the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio or the Master Fund.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             PORTFOLIO TRANSACTIONS

    For both the Portfolio and the Master Fund, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

    Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgement, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Portfolio.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The Portfolio distributes substantially all net investment income quarterly and any realized net capital gains are distributed annually after November 30.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:

       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (U.S. Large Company Institutional Index Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities to be exchanged which are accepted by the Fund and shares of the Portfolio to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The net asset values will not be calculated on days the NYSE is closed, including national holidays. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE


    Provided that the Advisor or transfer agent has received the investor's Account Registration form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account

Registration form and any additional supporting legal documentation required by the Advisor have been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily
1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund. A reimbursement fee would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then complete an Exchange Form and mail it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of the Fund or DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund or DFAIDG may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE


    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order by the Portfolio's transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.


    Redeeming shareholders who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS



    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                       FOR THE PERIOD SEPTEMBER 23, 1999

                          (COMMENCEMENT OF OPERATIONS)

                              TO NOVEMBER 30, 1999

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Net Asset Value, Beginning of Period........................       $ 10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................          0.02
Net Gains on Securities (Realized and Unrealized)...........          0.85
                                                                   -------
Total from Investment Operations............................          0.87
                                                                   -------
LESS DISTRIBUTIONS
Net Investment Income.......................................            --
Net Realized Gains..........................................            --
                                                                   -------
Total Distributions.........................................            --
                                                                   -------
Net Asset Value, End of Period..............................       $ 10.87
                                                                   =======
Total Return................................................          8.70%#

Net Assets, End of Period (thousands).......................       $55,887
Ratio of Expenses to Average Net Assets**...................          0.10%*
Ratio of Expenses to Average Net Assets (Excluding Waivers
  and Assumption of Expenses)**.............................          0.35%*(a)
Ratio of Net Investment Income to Average Net Assets........          1.20%*(a)
Ratio of Net Investment Income to Average Net Assets
  (Excluding Waivers and Assumption of Expenses)............          0.95%*(a)
Portfolio Turnover Rate.....................................           N/A
Portfolio Turnover Rate of Master Fund Series...............          4.27%(b)


------------------------

*    Annualized

** Represents the combined ratio for the Portfolio and its respective pro-rata share of the Master Fund Series.

#   Non-Annualized

(a) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

(b)  For the year ended November 30, 1999

N/A  Refer to the Master Fund Series.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098


                                     INDEPENDENT ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                     2400 Eleven Penn Center
                                     19th and Market Streets
                                      Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:

-  Request free copies from:

   -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

   -- Your account service provider--if you are a client or member of an institution offering the Portfolio.

   -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales commission or "load". - Is designed for long-term investors.

                          U.S. 6-10 VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    8

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................    9

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   10

THE FEEDER PORTFOLIO........................................   10

FINANCIAL HIGHLIGHTS........................................   12

SERVICE PROVIDERS...........................................   13

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications. [SIDEBAR]
- The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.
[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.
[END SIDEBAR]

For example, the U.S. 6-10 Value Portfolio II purchases value stocks with market caps equivalent to those of stocks in NYSE deciles 6 through 10; thus its name.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

- INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.


- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. 6-10
VALUE PORTFOLIO II
TOTAL RETURNS (%)
1995                                           28.84
1996                                           22.06
1997                                           30.84
1998                                           -7.17
1999                                           13.19
January 1995-December 1999
Highest Quarter                       Lowest Quarter
23.04 (4/99-6/99)                 -22.25 (7/98-9/98)
Periods ending December 31, 1999
                                                 One   Five  Since 9/94
Annualized Returns (%)                          Year  Years   Inception
DFA 6-10 Value Portfolio II                    13.19  16.67       14.60
Russell 2000 Value Index                       -1.49  13.14       11.42

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None *

------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1999.



Management Fee..............................................  0.21%
Other Expenses..............................................  0.23%
Total Operating Expenses....................................  0.44%***


------------------------

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


*** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee and to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor did not need to waive any of its fees for the fiscal year ended November 30, 1999. For purposes of this waiver and assumption, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
 $45        $141        $246         $555


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                            PERCENTAGE
                                                                              OF NET
MASTER FUND                                                   NET REVENUE     ASSETS
-----------                                                   -----------   ----------
U.S. 6-10 Value Series......................................  $1,486,000       0.06%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. 6-10 Value Series (the "Master Fund" of the DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in common stocks of small U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE, and, except as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. A company will be considered "small" if its market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) is less than the market capitalization of the NYSE-listed company with the median market capitalization of all such listed companies.


PORTFOLIO CONSTRUCTION

    Ordinarily, at least 80% of the assets of the Master Fund will be invested in a broad and diverse group of readily marketable common stocks of small U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The Master Fund will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.

    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of small U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Master Fund.

    Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of small U.S. companies with high book to market ratios whose stock is eligible for investment. Only common stocks whose market capitalizations are not more than the maximum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

    Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. The Master Fund anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains on redemption or exchange of Portfolio shares.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE


    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the Custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


    Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. Large Cap Value Portfolio II by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA

90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                          U.S. 6-10 VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED
                                           NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                             1999           1998           1997           1996           1995
                                           ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period.....   $ 16.73        $ 19.20       $  14.67        $ 12.13        $  9.65
                                            -------        -------       --------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................      0.10           0.12           0.08           0.08           0.06
Net Gains (Losses) on Securities
  (Realized and Unrealized)..............      1.29          (1.84)          4.77           2.51           2.63
                                            -------        -------       --------        -------        -------
Total from Investment Operations.........      1.39          (1.74)          4.85           2.59           2.69
                                            -------        -------       --------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income....................     (0.09)         (0.11)         (0.07)         (0.01)         (0.06)
Net Realized Gains.......................     (1.77)         (0.64)         (0.25)         (0.04)         (0.15)
                                            -------        -------       --------        -------        -------
Total Distributions......................     (1.86)         (0.75)         (0.32)         (0.05)         (0.21)
                                            -------        -------       --------        -------        -------
Net Asset Value, End of Period...........   $ 16.26        $ 16.73       $  19.20        $ 14.67        $ 12.13
                                            =======        =======       ========        =======        =======
Total Return.............................      9.60%         (9.19)%        33.75%         21.39%         27.90%

Net Assets, End of Period (thousands)....   $70,150        $85,074       $125,061        $40,637        $14,290
Ratio of Expenses to Average Net
  Assets (1).............................      0.44%          0.45%          0.48%          0.85%          0.96%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1)..........................      0.44%          0.45%          0.47%          0.88%          1.50%
Ratio of Net Investment Income to Average
  Net Assets.............................      0.59%          0.59%          0.62%          0.77%          0.68%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses)................      0.59%          0.59%          0.63%          0.74%          0.14%
Portfolio Turnover Rate..................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series.................................     29.41%         22.51%         25.47%         14.91%         20.62%

------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the Master Fund Series

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098



                                     INDEPENDENT ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                     2400 Eleven Penn Center
                                     19th and Market Streets
                                      Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:
---------------------------------

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

    -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

    -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales
                commission or "load". - Is designed for
                       long-term investors.

                      DFA INTERNATIONAL VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                          SECURITIES OR PASSED ON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    6

  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

  CONSULTING SERVICES.......................................    8

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

VALUATION OF SHARES.........................................    9

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   11

THE FEEDER PORTFOLIO........................................   11

FINANCIAL HIGHLIGHTS........................................   13

SERVICE PROVIDERS...........................................   14

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.
[END SIDEBAR]

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.

[SIDEBAR]
MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.
[END SIDEBAR]

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

THE MASTER FUND IN WHICH THE PORTFOLIO INVESTS STOPPED PURCHASING MALAYSIAN
STOCKS: This action was taken because the Malaysian government restricted the ability of foreign investors--including the Master Fund in question--to withdraw their investments from Malaysia.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

[SIDEBAR]
"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

The Portfolio's foreign currency risks generally are not hedged.
[END SIDEBAR]

OTHER RISKS
-----------

DERIVATIVES:
----------


Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which the Portfolio invests may use long-term foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE

------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA
INTERNA-
TIONAL
VALUE
PORTFO-
LIO II
TOTAL
RETURNS
(%)
                     1995                          11.14
                     1996                           7.63
                     1997                          -3.28
                     1998                          14.89
                     1999                          16.33
                     January
                     1995-December
                     1999
                     Highest Quarter      Lowest Quarter
                     17.85
                     (1/98-3/98)      -16.93 (7/98-9/98)
                     Periods ending
                     December 31,
                     1999
                                                     One   Five  Since 9/94
                     Annualized
                     Returns (%)                    Year  Years   Inception
                     DFA Inter-
                     national Value
                     Portfolio II                  16.33   9.11        7.63
                     MSCI EAFE Index
                     (net dividends)               26.91  12.82       11.09

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None*

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1999.



Management Fee..............................................   0.21%
Other Expenses..............................................   0.29%
                                                              -----
Total Operating Expenses....................................   0.50%***


------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


*** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee with respect to the Portfolio and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption, the annualized expenses are those expenses incurred in any period commencing on or after July 1, 1996, consisting of twelve consecutive months. The Advisor was not required to waive any fees for the fiscal year ended November 30, 1999. The Advisor retains the right in its sole discretion to modify or eliminate the waivers of a portion of its fees or its assumption of expenses of the Portfolio in the future. If the Advisor modifies or eliminates the fee waivers or assumption, such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        --------
   $51             $160            $280            $628


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                            PERCENTAGE
                                                                              OF NET
MASTER FUND                                                   NET REVENUE     ASSETS
-----------                                                   -----------   ----------
DFA International Value Series..............................  $1,324,000       0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the International Value Series (the "Master Fund") of the DFA Investment Trust Company (the "Trust") of the Trust, which has the same investment objective and policies as the Portfolio. The Master Fund invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of the purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The Master Fund intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Master Fund may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets.

PORTFOLIO CONSTRUCTION

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Master Fund's assets will be invested in such companies in any one country. As of the date of this prospectus, the Master Fund intends to invest in companies having at least
$800 million of market capitalization and the Master Fund will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. The Master Fund reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Master Fund may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the Master Fund inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded.

    Deviation from market capitalization weighting also will occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. A further deviation from market capitalization weighting may occur if the Master Fund invests a portion of its assets in convertible debentures.

    The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighing would otherwise require. While such purchases might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the Master Fund.

Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighing and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

                                SECURITIES LOANS


    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.


                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolio has incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.

    The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio or Master Fund on the basis of their relative net assets.

CONSULTING SERVICES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Fund. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The Portfolio distributes substantially all net investment income and any realized net capital gains in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. It is anticipated that either none or only a small portion of the distributions made by the Portfolio will qualify for the corporate dividends received deduction because of the Master Fund's investment in foreign equity securities.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from the

Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in the Portfolio.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio to its shareholders and on gains arising on redemption or exchange of the Portfolio's shares.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions.

    Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details.

    Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Fund are determined as of such times for the purpose of computing the net asset value of the Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Master Fund owns securities that are primarily listed on foreign exchanges which may trade on days when the Portfolio and Master Fund do not price their shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of the Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources.



    The Portfolio and Master Fund are closed if portfolio securities greater than 50% of the Master Fund's total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of the Portfolio will not be accepted on those days.


PUBLIC OFFERING PRICE


    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Portfolio's custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


    Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio is minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the U.S. 6-10 Value Portfolio II or the U.S. Large Cap Value Portfolio II by first completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. However, no taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Master Fund reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such currencies to dollars and the value of the currencies may be affected by currency exchange fluctuations.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund, and through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                      DFA INTERNATIONAL VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                              1999           1998           1997           1996           1995
                                            ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period......   $ 11.55        $ 10.65        $ 11.36        $  9.95        $  9.48
                                             -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................      0.28           0.26           0.17           0.14           0.13
Net Gains (Losses) on Securities (Realized
  and Unrealized).........................      1.17           0.99          (0.63)          1.28           0.49
                                             -------        -------        -------        -------        -------
Total from Investment Operations..........      1.45           1.25          (0.46)          1.42           0.62
                                             -------        -------        -------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income.....................     (0.24)         (0.22)         (0.15)         (0.01)         (0.13)
Net Realized Gains........................     (0.11)         (0.13)         (0.10)            --          (0.02)
                                             -------        -------        -------        -------        -------
Total Distributions.......................     (0.35)         (0.35)         (0.25)         (0.01)         (0.15)
                                             -------        -------        -------        -------        -------
Net Asset Value, End of Period............   $ 12.65        $ 11.55        $ 10.65        $ 11.36        $  9.95
                                             =======        =======        =======        =======        =======
Total Return..............................     13.03%         12.25%         (4.15)%        14.28%          6.52%

Net Assets, End of Period (thousands).....   $43,213        $36,824        $37,610        $30,018        $14,323
Ratio of Expenses to Average Net Assets
  (1).....................................      0.50%          0.55%          0.63%          0.86%          0.96%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumptions of
  expenses) (1)...........................      0.50%          0.55%          0.58%          0.96%          1.48%
Ratio of Net Investment Income to Average
  Net Assets..............................      2.31%          2.01%          1.63%          1.67%          1.63%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses).................      2.31%          2.01%          1.68%          1.57%          1.11%
Portfolio Turnover Rate...................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series..................................      5.80%         15.41%         22.55%         12.23%          9.75%

------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                              2400 Eleven Penn Center
               New York, NY 10005                            19th and Market Streets
                                                              Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:

-  Request free copies from:

   -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

   -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

   -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

     Additional materials describing the Fund and Portfolio, as well as the Advisor and its investment approach, are also available.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is exclusively available to 401(k) plans and clients and members of certain institutions. - Does not charge a sales commission or "load". - Is designed for long-term investors.

                       U.S. LARGE CAP VALUE PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    4

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    6

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    7

PURCHASE OF SHARES..........................................    8

VALUATION OF SHARES.........................................    9

  NET ASSET VALUE...........................................    9
  PUBLIC OFFERING PRICE.....................................    9

EXCHANGE OF SHARES..........................................    9

REDEMPTION OF SHARES........................................   10

  REDEMPTION PROCEDURE......................................   10
  REDEMPTION OF SMALL ACCOUNTS..............................   10
  IN-KIND REDEMPTIONS.......................................   10

THE FEEDER PORTFOLIO........................................   10

FINANCIAL HIGHLIGHTS........................................   12

SERVICE PROVIDERS...........................................   13

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"--a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]
- The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.
[END SIDEBAR]

The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

For example, the U.S. Large Cap Value Portfolio II buys stock with market caps in the range defined by stocks in NYSE deciles 1 through 5.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Long-term capital appreciation.

INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------


The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

RISK AND RETURN BAR CHART AND TABLE

------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized one year, five years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE CAP
VALUE PORTFOLIO II
TOTAL RETURNS (%)
1995                                                   36.98
1996                                                   19.64
1997                                                   27.96
1998                                                   11.96
1999                                                    4.72
January 1995-December 1999
Highest Quarter                               Lowest Quarter
16.78 (10/98-12/98)                       -17.07 (7/98-9/98)
                            Periods ending December 31, 1999
                                                         One   Five  Since 9/94
Annualized Returns (%)                                  Year  Years   Inception
U.S. Large Cap
Value Portfolio II                                      4.72  19.71       17.35
Russell 1000 Value Index                                7.35  23.08       20.37

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None *

------------------------

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1999.



Management Fee..............................................  0.11%
Other Expenses..............................................  0.26%
Total Operating Expenses....................................  0.37%***


------------------------

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


*** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee and to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor did not need to waive any of its fees for the fiscal year ended November 30, 1999. For purposes of this waiver and assumption, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        --------
   $38             $119            $208            $468


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. Large Cap Value Series.................................    $ 57,000        0.00%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Large Cap Value Series (the "Master Fund") of the DFA Investment Trust Company ( the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in the common stocks of large U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. A company will be considered "large" if its market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE.


PORTFOLIO CONSTRUCTION

    Ordinarily, at least 80% of the assets of the Master Fund will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The Master Fund will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.

    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of large U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Master Fund.

    Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of large U.S. companies with high book to market ratios whose stock is eligible for investment. Only common stocks whose market capitalizations are greater than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

    As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S.

government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE


    Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the payment by the Custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


    Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. 6-10 Value Portfolio II by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                       U.S. LARGE CAP VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                             NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                               1999           1998           1997           1996           1995
                                             ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period.......   $ 19.82        $ 18.72        $ 15.43        $ 12.72        $ 9.48
                                              -------        -------        -------        -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................      0.34           0.32           0.24           0.20          0.17
Net Gains on Securities (Realized and
  Unrealized)..............................      0.46           1.74           3.50           2.54          3.40
                                              -------        -------        -------        -------        ------
Total from Investment Operations...........      0.80           2.06           3.74           2.74          3.57
                                              -------        -------        -------        -------        ------
LESS DISTRIBUTIONS
Net Investment Income......................     (0.33)         (0.25)         (0.20)         (0.03)        (0.17)
Net Realized Gains.........................     (1.14)         (0.71)         (0.25)            --         (0.16)
                                              -------        -------        -------        -------        ------
Total Distributions........................     (1.47)         (0.96)         (0.45)         (0.03)        (0.33)
                                              -------        -------        -------        -------        ------
Net Asset Value, End of Period.............   $ 19.15        $ 19.82        $ 18.72        $ 15.43        $12.72
                                              =======        =======        =======        =======        ======
Total Return...............................      4.42%         11.69%         24.98%         21.59%        37.76%

Net Assets, End of Period (thousands)......   $37,540        $45,135        $50,369        $26,079        $7,110
Ratio of Expenses to Average Net Assets
  (1)......................................      0.37%          0.39%          0.45%          0.82%         0.96%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1)............................      0.37%          0.39%          0.45%          0.82%         2.35%
Ratio of Net Investment Income to Average
  Net Assets...............................      1.58%          1.44%          1.62%          1.80%         2.37%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses)..................      1.58%          1.44%          1.62%          1.80%         0.98%
Portfolio Turnover Rate....................       N/A            N/A            N/A            N/A           N/A
Portfolio Turnover Rate of Master Fund
  Series...................................     42.96%         24.70%         17.71%         20.12%        29.41%

------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the Master Fund Series

                               SERVICE PROVIDERS



               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098




                                     INDEPENDENT ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                     2400 Eleven Penn Center
                                     19th and Market Streets
                                      Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:
---------------------------------

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

    -- Your shareholder services agent--if you are a client or member of an institution offering the Portfolio.

    -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. Each Portfolio
 described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a
  separate mutual fund. - Is exclusively available to 401(k) plans. - Does not charge a sales
          commission or "load". - Is designed for long-term investors.

                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                         EMERGING MARKETS PORTFOLIO II

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIOS......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHARTS AND TABLES.....................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    5

HIGHLIGHTS..................................................    5

INVESTMENT OBJECTIVES AND POLICIES..........................    6

  DFA INTERNATIONAL VALUE PORTFOLIO IV......................    6

  PORTFOLIO CONSTRUCTION....................................    6

  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

  EMERGING MARKETS PORTFOLIO II.............................    7

  PORTFOLIO CONSTRUCTION....................................    9

EQUITY PORTFOLIOS...........................................    9

SECURITIES LOANS............................................    9

MANAGEMENT OF THE PORTFOLIOS................................   10

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............   10

PURCHASE OF SHARES..........................................   11

VALUATION OF SHARES.........................................   12

EXCHANGE OF SHARES..........................................   13

REDEMPTION OF SHARES........................................   14

THE FEEDER PORTFOLIOS.......................................   14

FINANCIAL HIGHLIGHTS........................................   16

SERVICE PROVIDERS...........................................   18

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.

[SIDEBAR]
- A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.
[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

Dimensional Fund Advisors Inc. (the "Advisor") believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

[SIDEBAR]
- MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

- MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.
[END SIDEBAR]

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO IV

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

[SIDEBAR]
- "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.
[END SIDEBAR]

THE MASTER FUND IN WHICH THE PORTFOLIO INVESTS STOPPED PURCHASING MALAYSIAN STOCKS. This action was taken because the Malaysian government restricted the ability of foreign investors--including the Master Fund in question--to withdraw their investments from Malaysia.

[SIDEBAR]
- In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

[SIDEBAR]
-  The Portfolios' foreign currency risks generally are not hedged.
[END SIDEBAR]

EMERGING MARKETS PORTFOLIO II

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Invest in a Master Fund that buys stocks of larger emerging markets companies.


[SIDEBAR]
- "Emerging Markets" are countries with less developed economies not yet at the level of the world's mature economies.

[END SIDEBAR]

EMERGING MARKETS RISK: Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

OTHER RISKS
-----------

DERIVATIVES:
----------


Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Funds, although they do not hedge all of their foreign currency risks, may use long-term foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


SECURITIES LENDING:
----------------


The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO IV
Total Returns (%)
1998                                           15.55
1999                                           16.89
January 1998-December 1999
Highest Quarter                       Lowest Quarter
18.10 (1/98-3/98)                 -16.79 (7/98-9/98)
Periods ending December 31, 1999
                                                 One  Since 9/97
Annualized Returns (%)                          Year   Inception
DFA International Value
Portfolio IV                                   16.89       10.68
MSCI EAFE Index (net dividends)                26.91       18.37
EMERGING MARKETS
PORTFOLIO II
Total Returns (%)
1998                                           -8.37
1999                                           74.06
January 1998-December 1999
Highest Quarter                       Lowest Quarter
32.08 (10/98-12/98)               -21.84 (7/98-9/98)
Periods ending December 31, 1999
                                                 One  Since 9/97
Annualized Returns (%)                          Year   Inception
Emerging Markets
Portfolio II                                   73.19       13.20
MSCI Emerging Markets Free Index               63.69        0.01

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

REIMBURSEMENT FEE (AS PERCENTAGE OF OFFERING PRICE)
Emerging Markets Portfolio II(1)............................  0.50%

------------------------

(1) Reimbursement fees are charged to purchasers of the Emerging Markets Portfolio II's shares for reimbursement of the Portfolio's corresponding
    Master Fund. They serve to offset costs incurred by the Master Fund when investing the proceeds from the sale of shares and therefore stabilize the return of the Master Fund for all existing shareholders.

                        ANNUAL FUND OPERATING EXPENSES*
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1999.



DFA INTERNATIONAL VALUE PORTFOLIO IV
  Management Fee............................................   0.27%
  Other Expenses............................................   0.14%
  Total Operating Expenses..................................   0.41%
  Fee Reimbursement by Plan Sponsors........................  (0.41)%**
  Net Expenses..............................................      0%

EMERGING MARKETS PORTFOLIO II
  Management Fee............................................   0.50%
  Other Expenses............................................   0.66%
  Total Operating Expenses..................................   1.16%**
  Fee Reimbursement by Plan Sponsors........................  (0.76)%**
  Fee Waiver by Advisor.....................................   0.40%**
  Net Expenses..............................................      0%


------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.


** Pursuant to the terms of each Plan, each sponsor of a Plan which invests in a Portfolio will make a voluntary, monthly reimbursement to the Portfolio in an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the Plan's investment. Such reimbursements will be made in accordance with the sponsor's practice of bearing the expenses of administering the Plan's investments. In addition, effective August 1, 1997, the Advisor has agreed to waive the administration fee of 0.40% per year on the first $50 million of average net assets payable by the Emerging Markets Portfolio II. Such fee waiver arrangement may be terminated by the Advisor at any time. The Plan sponsors may terminate their reimbursements to the Portfolios after thirty days written notice to the Fund.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.


    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



After fee contributions by the Plan sponsors:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
DFA International Value Portfolio IV........................    $  0       $  0       $  0       $  0
Emerging Markets Portfolio II...............................    $  0       $  0       $  0       $  0



Before waivers, assumptions of expenses, and fee contributions by the Plan sponsors:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
DFA International Value Portfolio IV........................    $ 42       $132       $230      $  518
Emerging Markets Portfolio II...............................    $168       $417       $685      $1,452


    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the DFA International Value Portfolio IV received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of its Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
DFA International Value Series..............................  $1,324,000        0.08%


                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Series. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

    Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the DFA International Value Portfolio IV are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The shares of the Emerging Markets Portfolio II may be purchased at a public offering price which is equal to the net asset value of its shares plus a reimbursement fee equal to
 .50% of the value of such shares. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO IV


    The investment objective of the DFA International Value Portfolio IV is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the International Value Series of The DFA Investment Trust Company (the "Trust") which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.


PORTFOLIO CONSTRUCTION

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the International Value Series inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

    Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series' investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in convertible debentures.

    The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

    Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are equal to or more than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.

EMERGING MARKETS PORTFOLIO II

    The investment objective of the Emerging Markets Portfolio II is to achieve long-term capital appreciation. Emerging Markets Portfolio II pursues its objective by investing all of its assets in the Emerging Markets Series of the Trust, which has the same investment objective and policies as the Portfolio. The Series invests in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Series may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within Approved Markets

(E.G., restrictions on purchases by foreigners), and the Series' policy not to invest more than 25% of its assets in any one industry.

    Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and
(e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series.


    As of the date of this prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include but are not limited to Colombia, Czech Republic, India, Jordan, Republic of South Africa, Venezuela and Zimbabwe.



    The Emerging Markets Series may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but not less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.


    Pending the investment of new capital in Approved Market equity securities, the Series will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Series may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Series does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

    The Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the Series for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of investments as between Approved Markets.

    It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation. It is management's belief that at the same time, selecting a limited number of such issues for inclusion in the Series involves greater risk than including a large number of them.

    For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Series may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, the Series may purchase foreign currency futures contracts. The Series will only enter into such a futures contract if it is expected that the Series will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.

                               EQUITY PORTFOLIOS


    Securities, including those eligible for purchase, may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will not be sold to realize short-term profits. However, when circumstances warrant, they may be sold without regard to the length of time held.


                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, to the extent it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Fund and the Trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio are borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are borne by each Master Fund on the basis of its relative net assets.

    Each sponsor of a Plan which invests in the Portfolios intends to make a voluntary contribution to each Portfolio on a monthly basis in an amount equal to that portion of the fees and expenses incurred by the Portfolio relating to the Plan's investment plus the Portfolio's proportionate share of its corresponding Master Fund's management fee and expenses. The Plan sponsors may terminate their contributions to the Portfolio's fees and expenses at any time upon sixty days written notice to the Fund.

CONSULTING SERVICES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited (formerly DFA Australia Ltd.) ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Funds. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    Each Portfolio distributes substantially all of its net investment income in December of each year. Both Portfolios will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).


    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

    The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Code and whose sponsors contribute to the Portfolios' fees and expenses as set forth in this prospectus (see "ANNUAL FUND OPERATING EXPENSES").

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolio of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the corresponding Master Fund are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Portfolio shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of either Portfolio with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. Securities which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Funds are determined as of such times for the purpose of computing the net asset value of such Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the Master Funds own securities that are primarily listed on foreign exchanges which may trade on days when the Portfolios and Master Funds do not price their shares, the net asset value of a Portfolio may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of each Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.



    Each Portfolio and Master Fund will be closed if portfolio securities greater than 50% of the applicable Master Fund's total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio or Master Fund will not be accepted on those days.


    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, a Master Fund might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (E.G., 5 years) may result in the imposition of lower tax rates than a shorter holding period (E.G., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE


    Provided that a service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the payment by the custodian. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


    It is management's belief that payment of a reimbursement fee by investors, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio II are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee equal to 0.50% of the net asset value per share. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Series and is paid to the Master Fund and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Emerging Markets Portfolio II and in-kind investments are not subject to a reimbursement fee. The shares of the DFA International Value Portfolio IV are currently sold at net asset value, without imposition of a reimbursement fee.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, investors may exchange shares of one Portfolio described in this prospectus for shares in the other Portfolio by completing the necessary documentation as required by the services agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of any of the Portfolios or otherwise adversely affect the Fund, the exchange privilege may be terminated, and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the services agent has received appropriate instructions in the form required by such services agent and provided that such service agent has provided proper documentation to the Advisor. Exchanges into the Emerging Markets Portfolio II are subject to a reimbursement fee; therefore, shares of that Portfolio being purchased in an exchange will be purchased at a public offering price which is equal to the net asset value of its shares plus a reimbursement fee equal to
 .50% of the value of such shares.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. No taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE


    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under a 401(k) plan in the form required by such service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.


    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific portfolio is $500 or less, whether because of redemptions, a decline in the portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio's corresponding Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The Portfolios also reserve the right to redeem their shares in the currencies in which their Master Fund's investments are denominated. Investors may incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.

                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                    THE DFA INTERNATIONAL VALUE PORTFOLIO IV

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                              YEAR            YEAR          AUGUST 15,
                                                              ENDED           ENDED             TO
                                                            NOV. 30,        NOV. 30,         NOV. 30,
                                                              1999            1998             1997
                                                            ---------       ---------       -----------
Net Asset Value, Beginning of Period......................  $  10.07         $  9.05          $ 10.00
                                                            --------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................................      0.30            0.23             0.08
Net Gains (Losses) on Securities (Realized and
  Unrealized).............................................      1.04            0.92            (1.03)
                                                            --------         -------          -------
Total from Investment Operations..........................      1.34            1.15            (0.95)
                                                            --------         -------          -------
LESS DISTRIBUTIONS
Net Investment Income.....................................     (0.22)          (0.13)              --
Net Realized Gains........................................        --              --               --
                                                            --------         -------          -------
Total Distributions.......................................     (0.22)          (0.13)              --
                                                            --------         -------          -------
Net Asset Value, End of Period............................  $  11.19         $ 10.07          $  9.05
                                                            ========         =======          =======
Total Return..............................................     13.58%          12.74%           (9.50)%#

Net Assets, End of Period (thousands).....................  $121,276         $98,764          $97,570
Ratio of Expenses to Average Net Assets (1)...............      0.41%(a)        0.44%(a)         0.47%*(a)
Ratio of Net Investment Income to Average Net Assets......      2.32%(a)        2.09%(a)         2.65%*(a)
Portfolio Turnover Rate...................................       N/A             N/A              N/A
Portfolio Turnover Rate of Master Fund Series.............      5.80%          15.41%           22.55%*(b)

------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

(a) The plan's sponsor has voluntarily contributed to the portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the portfolio relating to the plan's investment.

(b)  Calculated for the year ended November 30, 1997.

N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         EMERGING MARKETS PORTFOLIO II

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                YEAR           YEAR         AUG. 15
                                                               ENDED          ENDED            TO
                                                              NOV. 30,       NOV. 30,       NOV. 30,
                                                                1999           1998           1997
                                                              --------       --------       --------
Net Asset Value, Beginning of Period........................  $  6.57         $ 7.50         $10.00
                                                              -------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)................................     0.09           0.07          (0.01)
Net Gains (Losses) on Securities (Realized and
  Unrealized)...............................................     3.50          (0.94)         (2.49)
                                                              -------         ------         ------
Total from Investment Operations............................     3.59          (0.87)         (2.50)
                                                              -------         ------         ------
LESS DISTRIBUTIONS
Net Investment Income.......................................    (0.08)         (0.06)            --
Net Realized Gains..........................................       --             --             --
                                                              -------         ------         ------
Total Distributions.........................................    (0.08)         (0.06)            --
                                                              -------         ------         ------
Net Asset Value, End of Period..............................  $ 10.08         $ 6.57         $ 7.50
                                                              =======         ======         ======
Total Return................................................    55.31%          9.76%        (25.00)%#

Net Assets, End of Period (thousands).......................  $13,476         $6,337         $8,858
Ratio of Expenses to Average Net Assets (1)(a)..............     0.76%          1.21%          1.35%
Ratio of Expenses to Average Net Assets (excluding waivers
  and assumption of expenses) (1)(a)........................     1.16%          1.61%          1.75%*
Ratio of Net Investment Income to Average Net Assets (a)....     0.94%          1.00%         (0.20)%*
Ratio of Net Investment Income to Average Net Assets
  (excluding waivers and assumption of expenses) (a)........     0.54%          0.60%         (0.60)%
Portfolio Turnover Rate.....................................      N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series...............    15.59%          9.76%          0.54%(b)

------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

(a) The plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the plan's investment.

(b)  Items calculated for the year ended November 30, 1997.

N/A  Refer to the respective Master Fund Series.

                               SERVICE PROVIDERS



               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                 LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098

           CUSTODIANS--INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                             PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                              2400 Eleven Penn Center
               New York, NY 10005                            19th and Market Streets
            THE CHASE MANHATTAN BANK                          Philadelphia, PA 19103
            4 Chase Metrotech Center
               Brooklyn, NY 11245

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

How to get these and other materials:

-  Request free copies from:

    -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolios.

    -- The Fund--if you represent a 401(k) plan sponsor. Call collect at
      (310) 395-8005.

    Additional materials describing the Fund and Portfolios, as well as the Advisor and its investment approach, are also available.


-  Access current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                              P R O S P E C T U S


                                 MARCH 24, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. - Does not charge a sales commission or "load".
              - Is designed for long-term investors. - Requires a
                    minimum initial purchase of $5 million.

                      THE DFA 6-10 INSTITUTIONAL PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................    1

  ABOUT THE PORTFOLIO.......................................    1
  MANAGEMENT................................................    1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS..................    2
  OTHER RISKS...............................................    2
  RISK AND RETURN BAR CHART AND TABLE.......................    3

FEES AND EXPENSES...........................................    4

ANNUAL FUND OPERATING EXPENSES..............................    4

SECURITIES LENDING REVENUE..................................    4

HIGHLIGHTS..................................................    5

  MANAGEMENT AND ADMINISTRATIVE SERVICES....................    5
  DIVIDEND POLICY...........................................    5
  PURCHASE, VALUATION AND REDEMPTION OF SHARES..............    5

INVESTMENT OBJECTIVE AND POLICIES...........................    5

  PORTFOLIO CONSTRUCTION....................................    5
  DEVIATION FROM MARKET CAPITALIZATION WEIGHTING............    6

SECURITIES LOANS............................................    7

MANAGEMENT OF THE PORTFOLIO.................................    7

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............    8

PURCHASE OF SHARES..........................................    9

  IN-KIND PURCHASES.........................................    9

VALUATION OF SHARES.........................................   10

  NET ASSET VALUE...........................................   10
  PUBLIC OFFERING PRICE.....................................   10

EXCHANGE OF SHARES..........................................   10

REDEMPTION OF SHARES........................................   11

  REDEMPTION PROCEDURE......................................   11
  REDEMPTION OF SMALL ACCOUNTS..............................   12
  IN-KIND REDEMPTIONS.......................................   12

THE FEEDER PORTFOLIO........................................   12

FINANCIAL HIGHLIGHTS........................................   14

SERVICE PROVIDERS...........................................   15

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
-------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.

[SIDEBAR]

-The Master Fund buys securities directly. The Portfolio invests in the Master
 Fund's shares. The two have the same gross investment returns.

[END SIDEBAR]

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

The Portfolio uses a market capitalization segmentation approach. Broadly speaking, this technique involves:

[SIDEBAR]

-MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

-MARKET CAPITALIZATION weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

[END SIDEBAR]

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

For example, the DFA 6-10 Institutional Portfolio purchases stocks with market caps equivalent to those of stocks in NYSE deciles 6 through 10; thus its name.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------


The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------


The Bar Chart and Table below illustrate the variability of the Portfolio's returns and are meant to provide some indication of the risks of investing in the Portfolio. Shown are changes in performance from year to year, and how annualized 1 year, 5 years and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA 6-10 INSTITUTIONAL PORTFOLIO
TOTAL RETURNS (%)
1994                                           -1.03
1995                                           30.51
1996                                           18.12
1997                                           24.51
1998                                           -5.26
1999                                           25.62
January 1994-December 1999
Highest Quarter                       Lowest Quarter
20.07 (4/99-6/99)                 -22.04 (7/98-9/98)
Periods ending December 31, 1999
                                                 One   Five  Since 6/93
Annualized Returns (%)                          Year  Years   Inception
DFA 6-10 Institutional Portfolio               25.62  17.96       14.68
Russell 2000 Index                             21.26  16.70       14.13

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None

                        ANNUAL FUND OPERATING EXPENSES**
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


    The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1999.



Management Fee..............................................   0.10%
Other Expenses..............................................   0.11%
Total Operating Expenses....................................   0.21%***


------------------------

** The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

*** Beginning November 30, 1993, the Advisor agreed to waive its administration fee and to reimburse expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than 0.20% of the average net assets of the Portfolio on an annualized basis. After the Advisor's fee waiver and assumption of expenses, the actual Total Operating Expenses were 0.20%. For purposes of this waiver and assumption of expenses, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver in the future. Such change will be set forth in the prospectus.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR          3 YEARS         5 YEARS         10 YEARS
---------        --------        --------        ---------
   $22             $68             $118            $268


    The table summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and the Master Fund.

                           SECURITIES LENDING REVENUE


    For the fiscal year ended November 30, 1999, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):



                                                                             PERCENTAGE
MASTER FUND                                                   NET REVENUE   OF NET ASSETS
-----------                                                   -----------   -------------
U.S. 6-10 Small Company Series..............................    $688,000        0.12%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

    The Portfolio distributes substantially all of its net investment income and any net realized capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. 6-10 Small Company Series (the "Master Fund") of the DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined for purposes of the Master Fund solely on the basis of a company's market capitalization. "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of common stock. The Advisor believes that over the long term the investment performance of small companies in the U.S. is superior to that of large companies. Institutional investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the Master Fund, may participate indirectly in the investment performance of these companies through ownership of the Portfolio's stock.


PORTFOLIO CONSTRUCTION

    Any reference in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one half (deciles 6 through 10) of companies listed on the NYSE. The Master Fund will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") and traded in the over-the-counter market ("OTC"). The Master Fund may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Master Fund. It is the intention of the Master Fund to acquire a portion of the common stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. In the future, the Master Fund may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the Master Fund is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Master Fund's total assets at the time of purchase.

    The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them. The Master Fund intends to invest at least 80% of its assets in equity securities of U.S. small companies.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    Even though a company's stock may meet the market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets the market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Master Fund inappropriate.

    Deviation from strict market capitalization weighting will also occur in the Master Fund because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective.

    The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Master Fund may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In-Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

    Changes in composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small company in which the Master Fund may invest. Common stocks whose market capitalizations are not greater than such company will be purchased for the Master Fund. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. A further deviation from market capitalization may occur if the Master Fund invests a portion of its assets in privately placed convertible debentures.

    On a periodic basis, the Advisor will review the Master Fund's holdings and determine which, at the time of such review, are no longer considered small U.S. companies. Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, including (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution. Subject to this goal, such transactions may be placed with brokers which have assisted in the sale of the Portfolio's shares. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


    For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1999, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $36 billion.


    The Portfolio and Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees.

Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The Portfolio distributes substantially all net investment income together with any net realized capital gains in December of each year.


    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:


       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (The DFA 6-10 Institutional Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities to be exchanged which are accepted by the Fund and shares of the Portfolio to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE


    Provided that the Advisor has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.


    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without the imposition of a fee that would be used to reimburse the Portfolio for such cost ("reimbursement fee"). However, reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing an Exchange Form and mailing it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE


    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order by the Portfolio's transfer agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.


    Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO


    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.


    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS


    The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


                       DIMENSIONAL INVESTMENT GROUP INC.

                      THE DFA 6-10 INSTITUTIONAL PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED
                                           NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                             1999           1998           1997           1996           1995
                                           ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period.....  $   9.80        $ 11.90        $ 14.60        $ 12.79        $ 10.29
                                           --------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................      0.08           0.08           0.08           0.13           0.13
Net Gains (Losses) on Securities
  (Realized and Unrealized)..............      1.66          (1.10)          2.46           2.22           2.84
                                           --------        -------        -------        -------        -------
Total from Investment Operations.........      1.74          (1.02)          2.54           2.35           2.97
                                           --------        -------        -------        -------        -------
LESS DISTRIBUTIONS
Net Investment Income....................     (0.08)         (0.08)         (0.13)         (0.02)         (0.13)
Net Realized Gains.......................     (0.33)         (1.00)         (5.11)         (0.52)         (0.34)
                                           --------        -------        -------        -------        -------
Total Distributions......................     (0.41)         (1.08)         (5.24)         (0.54)         (0.47)
                                           --------        -------        -------        -------        -------
Net Asset Value, End of Period...........  $  11.13        $  9.80        $ 11.90        $ 14.60        $ 12.79
                                           ========        =======        =======        =======        =======
Total Return.............................     18.47%         (9.09)%        26.52%         19.04%         29.08%

Net Assets, End of Period (thousands)....  $135,107        $98,680        $15,968        $10,990        $21,192
Ratio of Expenses to Average Net Assets
  (1)....................................      0.20%          0.20%          0.20%          0.20%          0.20%
Ratio of Expenses to Average Net Assets
  (excluding waivers and assumption of
  expenses) (1)..........................      0.21%          0.22%          0.40%          0.38%          0.56%
Ratio of Net Investment Income to Average
  Net Assets.............................      0.89%          1.26%          0.77%          0.47%          1.12%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers and
  assumption of expenses)................      0.88%          1.24%          0.57%          0.28%          0.77%
Portfolio Turnover Rate..................       N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund
  Series.................................     28.51%         29.15%         30.04%         32.38%         21.16%

------------------------

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Refer to the Master Fund Series.

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                  ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                           TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                              PFPC INC.
             Santa Monica, CA 90401                            400 Bellevue Parkway
            Tel. No. (310) 395-8005                            Wilmington, DE 19809

                   CUSTODIAN                                      LEGAL COUNSEL
               PFPC TRUST COMPANY                     STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                           2600 One Commerce Square
              Wilmington, DE 19809                         Philadelphia, PA 19103-7098



                                     INDEPENDENT ACCOUNTANTS
                                    PRICEWATERHOUSECOOPERS LLP
                                     2400 Eleven Penn Center
                                     19th and Market Streets
                                      Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:

-  Request free copies from:

   -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

   -- Your account service provider--if you are a client or member of an institution offering the Portfolio.

   -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.


-  Access the current prospectuses on our web site at dfafunds.com.


-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                        DIMENSIONAL INVESTMENT GROUP INC.

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                   RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
               RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
                RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
                      RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000

         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of RWB/DFA U.S. High Book to Market Portfolio, RWB/DFA International High Book to Market Portfolio, RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"), dated March 24, 2000, as amended from time to time. RWB/DFA International High Book to Market Portfolio is a series of DFA Investment Dimensions Group Inc. ("IDG"), an open-end management investment company. The other three Portfolios are series of Dimensional Investment Group Inc. ("DIG"), an open-end management investment company. IDG and DIG are called the "Funds" in this SAI.


         The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Funds' annual report to shareholders. The prospectus and annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS


                                                                PAGE
PORTFOLIO CHARACTERISTICS AND POLICIES.............................3

BROKERAGE TRANSACTIONS.............................................3

INVESTMENT LIMITATIONS.............................................4

FUTURES CONTRACTS..................................................6

CASH MANAGEMENT PRACTICES..........................................7

CONVERTIBLE DEBENTURES.............................................7

DIRECTORS AND OFFICERS.............................................8

SERVICES TO THE FUNDS.............................................10

ADVISORY FEES.....................................................11

GENERAL INFORMATION...............................................12

CODES OF ETHICS...................................................12

SHAREHOLDER RIGHTS................................................13

PRINCIPAL HOLDERS OF SECURITIES...................................13

PURCHASE OF SHARES................................................14

REDEMPTION OF SHARES..............................................14

TAXATION OF THE PORTFOLIOS........................................15

CALCULATION OF PERFORMANCE DATA...................................17

FINANCIAL STATEMENTS..............................................18

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The RWB/DFA U.S. High Book to Market Portfolio invests all of its assets in the DFA U.S. Large Cap Value Series (the "U.S. Large Cap Value Series") of The DFA Investment Trust Company (the "Trust"). The RWB/DFA International High Book to Market Portfolio invests all of its assets in the DFA International Value Series (the "International Value Series") of the Trust. The RWB/DFA U.S. High Book to Market and the RWB/DFA International High Book to Market Portfolios are called "Feeder Portfolios" in this SAI. The U.S. Large Cap Value and the International Value Series are called "Master Funds" in this SAI.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Master Fund and provides administrative services to the Feeder Portfolios.

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the Portfolios and Master Funds, including the Feeder Portfolios, through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

         Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Funds will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

         The RWB/DFA Two-Year Corporate Fixed Income Portfolio and the RWB/DFA Two-Year Government Portfolio (collectively, the "Fixed Income Portfolios") acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions for the Fixed Income Portfolios, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.


         Portfolio transactions will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Fixed Income Portfolios, if any, and the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Fixed Income Portfolios, if any, and the Master Funds to brokers to ascertain that such rates are competitive with those charged by other brokers for similar services. For the fiscal years ended November 30, 1999, 1998 and 1997: the U.S. Large Cap Value Series paid brokerage commissions of $2,492,821, $1,116,421 and $929,005, respectively; and the International Value Series paid brokerage commissions of $480,344, $763,022 and $1,133,787, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Advisory Agreement for the Fixed Income Portfolios and the Investment Management Agreement for the Master Funds permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the applicable Portfolio or Master Fund. Subject to obtaining best price and execution, transactions may be placed with brokers which have assisted in the sale of the Portfolios' shares. During the fiscal year ended November 30, 1999, the U.S. Large Cap Value Series paid $179,980 in commissions (on securities transactions totaling $164,462,095 in value) and the International Value Series paid $1,016 (on securities transactions totaling $677,581 in value) to brokers which provided them with market price monitoring services, market studies and research services.

         The over-the-counter market ("OTC") companies eligible for purchase by the Master Funds are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

         The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade a Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that a Master Fund can effect transactions at the best available prices.

         The Feeder Portfolios will not incur any brokerage or other costs in connection with their purchase or redemption of shares of the Master Funds, except if a Portfolio receives securities or currencies from a Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Feeder Portfolio.

         The Portfolios will not:

              (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

              (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

              (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

              (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

              (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

              (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

              (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

              (8) engage in the business of underwriting securities issued by others;

              (9) invest for the purpose of exercising control over management of any company;

              (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

              (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

              (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry, except the RWB/DFA Two-Year Corporate Fixed Income Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

              (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

              (14) purchase warrants, except that the RWB/DFA U.S. High Book to Market Portfolio and the RWB/DFA International High Book to Market Portfolio may acquire warrants as a result of corporate actions involving their holdings of equity securities;

              (15) purchase securities on margin or sell short;

              (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the RWB/DFA U.S. High Book to Market Portfolio; or

              (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.

              The investment limitations described in (3), (4), (7), (9), (10),
(11), (12) and (16) above do not prohibit the Feeder Portfolios from investing all or substantially all of their assets in the shares of another registered open-end investment company, such as the Master Funds.

              The investment limitations described in (1) and (15) above do not prohibit a Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations.

              Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios will only hold shares of the Master Funds, such Portfolios do not intend to lend those shares.

         The RWB/DFA Two-Year Corporate Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act"), subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

         The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Portfolios and the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolios and Master Funds own, and does not include assets which the Portfolios and Master Funds do not own but over which they have effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by such Portfolio or Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the investments of the Portfolios and Master Funds apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                                FUTURES CONTRACTS

         Please note that while the following discussion relates to the policies of a Portfolio with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which such Portfolio invests all of its assets.

         The Portfolios and the Master Funds may enter into futures contracts and options on futures contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Portfolio or Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Portfolio or Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios and the Master Funds expect to earn income on their margin deposits. To the extent that a Portfolio or Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Portfolio or Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Portfolio's or Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "Commission"), the Portfolios or Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Portfolio or Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Portfolio or Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

         All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

         All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the U.S. Large Cap Value Series may invest a portion of its assets, normally not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments. The International Value Series may invest a portion of its assets, normally not more than 20%, in interest bearing obligations such as money market interests. The 20% guidelines set forth above are not absolute limitations but the Master Funds do not expect to exceed these guidelines under normal circumstances.


                             CONVERTIBLE DEBENTURES

         The International Value Series may invest up to 5% of its assets in convertible debentures issued by non U.S. companies located in the countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objective and policies.


                             DIRECTORS AND OFFICERS

         The Board of Directors of each Fund is responsible for establishing Fund policies and for overseeing the management of that Fund. Each of the Directors and officers of IDG is also a Director and officer of DIG and a Trustee and officer of the Trust. The Directors of the Funds, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Master Funds.

         The names, addresses and dates of birth of the Directors and officers of the Funds and a brief statement of their present positions and principal occupations during the last five years are set forth below.

DIRECTORS

         David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc., Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

              George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

              John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

              Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

              Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

              Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group

Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

              Rex A. Sinquefield*(#), (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Value Markets Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

         Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield, Ph.D.,(#) (12/2/46), Executive Vice President, Santa Monica, CA.

         Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


         Director             Aggregate         Aggregate        Total Compensation from
         --------           Compensation      Compensation                Fund
                               from IDG         From DIG             and Fund Complex*
                               --------         --------             -----------------
 George M. Constantinides      $13,715            $4,250                  $35,000
       John P. Gould           $13,715            $4,250                  $35,000
     Roger G. Ibbotson         $13,715            $4,250                  $35,000
     Merton H. Miller          $10,396            $3,159                  $28,000
     Myron S. Scholes          $13,396            $4,159                  $34,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administration services and for which the individuals listed above serve as directors.


                              SERVICES TO THE FUNDS

ADMINISTRATIVE SERVICES - THE FEEDER PORTFOLIOS

         The Funds have entered into administration agreements with the Advisor, on behalf of each Feeder Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to a Fund for the benefit of a Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Fund, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, each Feeder Portfolio pays the Advisor a monthly fee, which on an annual basis, equals .01% of the average daily net assets of each Portfolio. For the fiscal year ended November 30, 1999, the Advisor was paid administrative fees of $13,000 by RWB/DFA U.S. High Book to Market Portfolio and $27,000 by RWB/DFA International High Book to Market Portfolio.

ADMINISTRATIVE SERVICES - ALL PORTFOLIOS

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Boards of Directors of the Funds and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and dividend disbursing agency services.

         For its services, the RWB/DFA U.S. High Book to Market Portfolio and RWB/DFA International High Book to Market Portfolio each pay PFPC a monthly fee of $1,000. The RWB/DFA Two-Year Corporate Fixed Income Portfolio and the RWB/DFA Two-Year Government Portfolio each pay PFPC .0513% of the first $100 million of net assets; .0308% of the next $100 million of net assets; and .0205% of net assets over $200 million.

CUSTODIANS

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

         Each Fund acts as distributor of each series of its own shares of stock. Each Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Funds to DFA Securities Inc. under these agreements.

LEGAL COUNSEL

              Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Funds. Their address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

              PricewaterhouseCoopers LLP are the independent accountants to the Funds and audit the financial statements of the Funds. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.

CLIENT SERVICES

         For its services as Client Services Agent, each Portfolio pays Reinhardt Werba Bowen Advisory Services a monthly fee which, on an annual basis, equals .15% of the average daily net assets of the RWB/DFA U.S. High Book to Market Portfolio, 0.19% of the RWB/DFA International High Book to Market Portfolio and .08% of the Fixed Income Portfolios. Prior to March 26, 1999, the client service fees equaled the following percentages of the average daily net assets of the Portfolios: 09% of the average daily net assets of the RWB/DFA U.S. High Book to Market Portfolio, 0.13% of the RWB/DFA International High Book to Market Portfolio and .04% of the Fixed Income Portfolios.


                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholder of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the non-Feeder Portfolios and the Master Funds, the Advisor is paid a monthly fee calculated as a percentage of average net assets of each non-Feeder Portfolio and Master Fund. For the fiscal years ended November 30, 1997, 1998 and 1999, the non-Feeder Portfolios and the Master Funds paid management fees to the Advisor (and any sub-advisor) as set forth in the following table:


                                                         1997                   1998                   1999
                                                         (000)                  (000)                  (000)
                                                         -----                  -----                  -----
U.S. Large Cap Value Series (1)                         $1,255                 $1,667                  $1,831

International Value Series (1)                          $2,997                 $3,466                  $3,481

RWB/DFA Two-Year Corporate Fixed Income                  $210                   $235                    $226
Portfolio (2)

RWB/DFA Two-Year Government Portfolio (2)                $175                   $192                    $181

         (1) The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

         (2) Prior to November 30, 1997, the RWB/DFA Two-Year Corporate Fixed Income Portfolio invested all of its assets in DFA Two-Year Corporate Fixed Income Series of the Trust and the RWB/DFA Two-Year Government Portfolio invested all of its assets in DFA Two-Year Government Series of the Trust; the dollar amount shown for 1997 represents advisory fees paid by the respective Series of the Trust.


                               GENERAL INFORMATION

         IDG was incorporation under Maryland law on June 15, 1981. Until June 1983, IDG was named DFA Small Company Fund Inc. Until February, 1996, RWB/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio.

         DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. DIG began offering shares of the Fixed Income Portfolios and the RWB/DFA U.S. High Book to Market Portfolio in May 1996.

         The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series, including the U.S. Large Cap Value Series and the International Value Series, only to institutional investors in private offerings.


                                 CODES OF ETHICS

         The Funds and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of a Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. Each Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         A Fund may withdraw the investment of a Feeder Portfolio in a Master Fund at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

         Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the respective Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of each Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

         Shareholder inquiries may be made by writing or calling the Client Service Agent at the address or telephone number appearing on the back cover of the prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

         As of February 29, 2000, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio:


RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                  Charles Schwab & Co.*                                                  89.18%
                  101 Montgomery Street
                  San Francisco, CA  94104

                  Donaldson, Lufkin & Jenrette Securities Corp.*                         10.22%
                  P.O. Box 2052
                  Jersey City, NJ  07303

                                       13




RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                  Charles Schwab & Company, Inc.* (see above address)                    91.74%

                  Donaldson Lufkin & Jenrette Securities Corp.* (see above address)       7.83%


RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO

                  Charles Schwab & Co.-CASH* (see above address)                         89.84%

                  Donaldson, Lufkin & Jenrette Securities Corp.* (see above address)      9.56%

RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

                  Charles Schwab & Co.-CASH*                                             82.35%

                  Donaldson, Lufkin & Jenrette Securities Corp.*                         17.51%

                  *Owners of record only.


                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Funds will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Funds will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Funds are closed.

         The International Value Series and RWB/DFA International High Book to Market Portfolio are closed if portfolio securities greater than 50% of the International Value Series total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio or Master Fund will not be accepted on those days.

         The Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of that Fund or Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         Each Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the Commission may permit.

         Shareholders may transfer shares of a Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to PFPC. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                           TAXATION OF THE PORTFOLIOS

DISTRIBUTION OF NET INCOME

         Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

         A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Code. As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

         The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

         A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

         Special rules may apply to certain Feeder Portfolios, see "Other Special Rules Applicable to Portfolios which invest in Master Funds," below.

DIVIDENDS RECEIVED DEDUCTION

         Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

         For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause such a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

         All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

         Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

         A Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

        A Feeder Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is taxable as a registered investment company ("RIC") or as a partnership under the Code. For example, Portfolios which invest in RIC Master Funds will not be permitted to passthrough foreign withholding taxes paid by such Master Funds to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

        The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

         The Portfolios and Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Funds' annual report to shareholders of the Portfolios for the fiscal year ended November 30, 1999, contains additional performance information. A copy of the annual report is available upon request and without charge.

         With respect to the RWB/DFA International High Book to Market Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

         Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the Commission.

         For purposes of calculating the performance of the Feeder
Portfolios, the performance of the Master Fund will be utilized for the period prior to when the Feeder Portfolio commenced operations, and, if applicable, restated to reflect the Feeder Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission's formula:

        n
P(1 + T)  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the Commission, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Funds' independent accountants. They audit the Funds' financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1999, as set forth in the Funds' annual report to shareholders relating to the Portfolios, and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         The audited financial statements of the U.S. Large Cap Value Series and the International Value Series for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Funds at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000



     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II, Tax-Managed U.S. Marketwide Value Portfolio XI and U.S. Large Cap Value Portfolio III (individually, a "Portfolio" and collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time.


     The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund's annual report to shareholders. The prospectus and the annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS
PORTFOLIO CHARACTERISTICS AND POLICIES............................................................................2
BROKERAGE TRANSACTIONS............................................................................................2
INVESTMENT LIMITATIONS............................................................................................3
FUTURES CONTRACTS.................................................................................................6
CASH MANAGEMENT PRACTICES.........................................................................................6
CONVERTIBLE DEBENTURES............................................................................................7
DIRECTORS AND OFFICERS............................................................................................7
SERVICES TO THE FUND.............................................................................................10
ADVISORY FEES....................................................................................................11
GENERAL INFORMATION..............................................................................................11
CODES OF ETHICS..................................................................................................11
SHAREHOLDER RIGHTS...............................................................................................11
PRINCIPAL HOLDERS OF SECURITIES..................................................................................12
PURCHASE OF SHARES...............................................................................................12
REDEMPTION OF SHARES.............................................................................................13
TAXATION OF THE PORTFOLIOS.......................................................................................13
CALCULATION OF PERFORMANCE DATA..................................................................................15
FINANCIAL STATEMENTS.............................................................................................17

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the DFA International Value Series (the "International Value Series"), the U.S. Large Cap Value Series (the "Large Cap Value Series"), the Tax-Managed U.S. Marketwide Value Series and the Tax-Managed U.S. Marketwide Value Series X (collectively, the "Master Funds") of The DFA Investment Trust Company (the "Trust") and the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. The Tax-Managed U.S. Marketwide Value Series and the Tax-Managed U.S. Marketwide Value Series X are collectively called the "Tax-Managed Value Series."

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

The following table depicts brokerage commissions paid by the designated Master Funds.

                              BROKERAGE COMMISSIONS
               FISCAL YEARS ENDED NOVEMBER 30, 1999, 1998 AND 1997

                                                         1999                1998               1997
International Value Series                             $  480,344         $  763,022          $1,133,787
Large Cap Value Series                                 $2,492,821         $1,116,421          $ 929,005
Tax-Managed U.S. Marketwide Value Series               $  321,580             N/A                 N/A


     The substantial increases or decreases in the amount of brokerage commissions paid by the International Value Series from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the International Value Series. The Tax-Managed U.S. Marketwide Value Series X had not begun operations by November 30, 1999.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds.

     During fiscal year 1999, the following Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:

                                                            VALUE OF                    BROKERAGE
                                                     SECURITIES TRANSACTIONS           COMMISSIONS
International Value Series                                  $ 83,584,091                $138,304
Large Cap Value Series                                      $164,462,095                $179,980
Tax-Managed U.S. Marketwide Value Series                    $ 14,590,279                $ 32,043


     The over-the-counter market companies eligible for purchase by the Large Cap Value Series and each Tax-Managed Value Series are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, a Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolios will not incur any brokerage or other costs in connection with its purchase or redemption of shares of its Master Fund, except if a Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that each Tax-Managed Value Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs; provided that the Tax-Managed Value Portfolios may write or acquire options;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (15) purchase securities on margin or sell short; provided that the Tax-Managed Value Portfolios are not subject to the limitation on selling securities short;

     (16) acquire more than 10% of the voting securities of any issuer; provided that (a) this limitation applies only to 75% of the assets of the U.S. Large Cap Value Portfolio III and (b) provided that the Tax-Managed Value Portfolios are not subject to this limitation; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     Although not a fundamental policy subject to shareholder approval, each Tax-Managed Value Portfolio, indirectly through its investment in its corresponding Master Fund, does not intend to invest more than 15% of its net assets in illiquid securities.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. With respect to illiquid securities, if a fluctuation in value causes a Portfolio or Master Fund to go above its limitations on investments in illiquid securities, the Board of Directors will consider what action, if any, should be taken to reduce the percentage to the applicable limitation.

                                FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash, or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
            Portfolios and Series                     Permissible Cash Investment                Guidelines*
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Value Series and Tax-Managed              High quality, highly liquid fixed income            20%
Value Series                                   securities such as money market
                                               instruments; index futures contracts and
                                               options thereon**
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
International Value Series                     Fixed income obligations such as money              20%
                                               market instruments; index futures
                                               contracts and options thereon**
-------------------------------------------------------------------------------------------------------------------

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Fund do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             CONVERTIBLE DEBENTURES

     The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the International Value Series upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the International Value Series with opportunities which are consistent with its investment objective and policies.


                             DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).


     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

     Rex A. Sinquefield*(#), (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield(#), Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                     AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                             FROM FUND                         AND FUND COMPLEX*
----------------------------                 -------------------------            ----------------------
George M. Constantinides                               $4,250                               $35,000
John P. Gould                                          $4,250                               $35,000
Roger G. Ibbotson                                      $4,250                               $35,000
Merton H. Miller                                       $3,159                               $28,000
Myron S. Scholes                                       $4,159                               $34,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolios each pay the Advisor a monthly fee equal to one-twelfth of 0.01% of their respective average net assets, except for the Tax-Managed Value Portfolios, which pay no fee. For the fiscal year ended November 30, 1999, the Advisor was paid administrative fees of $28,000 by the DFA International Value Portfolio III and $45,000 by the U.S. Large Cap Value Portfolio III.


     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated among the feeder portfolios investing in the Master Fund based on their relative net assets. PFPC charges a group of feeder portfolios investing in a Master Fund which is taxed as a corporation $1,000 per month multiplied by the number of feeder portfolios. This applies to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III. Each Tax-Managed Value Portfolio's corresponding Master Fund is taxed as a partnership, and each Tax-Managed Value Portfolio will pay PFPC a monthly fee of $2,600.

CUSTODIANS

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.


                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1999, 1998 and 1997, the Master Funds paid advisory fees as set forth in the following table. (The Tax-Managed U.S. Marketwide Value Series X had not begun operating as of November 30, 1999.)

                                                          1999                  1998                   1997
International Value Series*                            $3,481,000            $3,466,000             $2,997,000
Large Cap Value Series*                                $1,831,000            $1,667,000             $1,255,000
Tax-Managed U.S. Marketwide Value Series*               $143,000                 N/A                   N/A

* Each of these Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Tax-Managed Value Series, if a majority shareholder of a Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 29, 2000, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio (prior to the date of this SAI, the Tax-Managed U.S. Marketwide Value Portfolio XI had no operations and had no shareholders):

DFA INTERNATIONAL VALUE PORTFOLIO III
                  Charles Schwab & Co. Inc.*         99.95%
                  101 Montgomery Street
                  San Francisco, CA 94104

U.S. LARGE CAP VALUE PORTFOLIO III

                  Charles Schwab & Co. Inc.*
                  (see address above)                93.41%

                  Trust Company of America*          6.59%
                  P.O. Box 6503
                  Englewood, CO  80155

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                  Charles Schwab & Co., Inc*
                  (see address above)                100%

*Owner of record only.


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The International Value Series and DFA International Value Portfolio III are closed if portfolio securities greater than 50% of the International Value Series' total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of the Portfolio and Master Fund will not be accepted on those days.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

     A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

     Special rules may apply to certain Feeder Portfolios, see "Other Special Rules Applicable to Portfolios which invest in Master Funds," below.

DIVIDENDS RECEIVED DEDUCTION

     Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

     For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause such a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     A Portfolio or Master Fund may invest in derivatives and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     A Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is taxable as a registered investment company ("RIC") or as a partnership under the Code. For example, Portfolios which invest in RIC Master Funds will not be permitted to passthrough foreign withholding taxes paid by such Master Funds to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30,

1999, contain additional performance information. A copy of the annual report is available upon request and without charge.

     With respect to the DFA International Value Portfolio III, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations and, if applicable, restated to reflect a Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

         P   =    a hypothetical initial payment of $1,000

         T   =    average annual total return

         n   =    number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1999, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Funds for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The annual reports do not contain any data regarding the Tax-Managed U.S. Marketwide Value Portfolio XI or the Tax-Managed U.S. Marketwide Value Series X because they did not begin operations as of November 30, 1999. A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.


          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000


         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Company Institutional Index Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders and the audited financial statements and financial highlights of the Master Fund are incorporated by reference from the Trust's annual report to shareholders. The prospectus and annual reports can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES.......................................2
BROKERAGE TRANSACTIONS.......................................................2
INVESTMENT LIMITATIONS.......................................................3
FUTURES CONTRACTS............................................................5
CASH MANAGEMENT PRACTICES....................................................5
DIRECTORS AND OFFICERS.......................................................6
SERVICES TO THE FUND.........................................................8
ADVISORY FEES................................................................9
GENERAL INFORMATION..........................................................9
CODES OF ETHICS.............................................................10
SHAREHOLDER RIGHTS..........................................................10
PRINCIPAL HOLDERS OF SECURITIES.............................................10
PURCHASE OF SHARES..........................................................10
REDEMPTION OF SHARES........................................................11
TAXATION OF THE PORTFOLIO...................................................11
CALCULATION OF PERFORMANCE DATA.............................................13
FINANCIAL STATEMENTS........................................................14

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

         The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

         Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS


                  During the fiscal years ended November 30, 1999, 1998 and 1997, the Master Fund paid total brokerage commissions of $1,250, $15,841 and $40,689, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


                  Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

                  Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the assets under management. During fiscal year 1999, the Master Fund did not pay any commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

                  The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

                  The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

                  The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

                  The Portfolio and Master Fund have adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio or Master Fund.

         The Portfolio and Master Fund will not:

(1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

(4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

(5)      engage in the business of underwriting securities issued by others;

(6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

(7)      purchase securities on margin or sell short;

(8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

In addition to the above investment limitations, the Master Fund has adopted the following investment limitations, which may not be changed without shareholder approval, as discussed above, the Master Fund will not:

(9) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (9) above;

(11) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

(12) invest for the purpose of exercising control over management of any company;

(13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

(14) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

(15) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

(16) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

(17)     acquire more than 10% of the voting securities of any issuer; or

                   The investment limitations described in (3) and (6) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

                  The investment limitations described in (1) and (7) above do not prohibit the Portfolio or Master Fund from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

                   Although (2) above prohibits cash loans, the Portfolio and Master Fund are authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

                  Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

                  Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

                  Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                                FUTURES CONTRACTS

                  The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

                  Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

                  The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, generally not more than 5% of its net assets, in short-term fixed income obligations, index futures contracts and options thereon.

                  The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             DIRECTORS AND OFFICERS

                  The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

                   The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

                   David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

                   George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

                   John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

                   Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

                   Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

                   Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank
E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain
View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

                   Rex A. Sinquefield(#)*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

                  Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

                  Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

                  Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

                  Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

                  Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

                  Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

                  Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

                  Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

                  Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

                  Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

                  Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1993-1997.

                  Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

                  Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

                  David Plecha, (10/26/61), Vice President, Santa Monica, CA.

                  George Sands, (2/8/56), Vice President, Santa Monica, CA.

                  Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

                  Jeanne C. Sinquefield, Ph.D.(#), (12/2/46), Executive Vice President, Santa Monica, CA.

                  Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

                  Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

                  (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

                  Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

                  Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                              AGGREGATE                    TOTAL COMPENSATION FROM
                                            COMPENSATION                            FUND
DIRECTOR                                      FROM FUND                       AND FUND COMPLEX*
--------                              -------------------------            -----------------------
George M. Constantinides                       $4,250                                $35,000
John P. Gould                                  $4,250                                $35,000
Roger G. Ibbotson                              $4,250                                $35,000
Merton H. Miller                               $3,159                                $28,000
Myron S. Scholes                               $4,159                                $34,000

*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

                  The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of 0.05% of the average net assets of the Portfolio. The Advisor, in conjunction with other service providers to the Portfolio and Master Fund, has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than 0.10% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. The Advisor may recoup such amounts going forward for thirty-six months.

                  PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC an annual fee equal to 0.015% of its net assets plus a monthly fee of $2,600. PFPC has agreed to limit the monthly fee for the Portfolio from time to time.

CUSTODIAN

                  PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

                  The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

                  Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.


                                  ADVISORY FEES

                  David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1997, 1998 and 1999 the Master Fund paid advisory fees of $160,000, $293,000 and $558,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

                  The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                 CODES OF ETHICS

                  The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

                  The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

                  Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. If a majority shareholder of the Master Fund declares bankruptcy, a majority interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or it will be liquidated.

                  Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

                  As of February 29, 2000, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

                  Charles Schwab & Company, Inc.                       100%
                  101 Montgomery Street
                  San Francisco, CA  94104

                               PURCHASE OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

                  The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

                  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

                  The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

                  The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                  Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                            TAXATION OF THE PORTFOLIO

                  The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser. The tax consequences below may be affected by special rules because the Portfolio invests substantially all of its assets in the Master Fund which is taxable as a partnership.

DISTRIBUTION OF NET INCOME

                  The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

                  The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

                  The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

                  The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

                  Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

                  All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

                  Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

                  The Portfolio or Master Fund may invest in derivatives such as futures, contracts and options thereon and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

                  The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

                  The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

                  For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Fund for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC. The Trust's annual report to shareholders of the Master Fund for the fiscal year ended November 30, 1999 and the Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1999, contain additional performance information. Copies of the annual reports are available upon request and without charge.

                  As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T)TO THE POWER OF n  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return
         n   = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

                  In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

                  The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

                  PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's and the Trust's independent accountants.

                  The audited financial statements of the Master Fund for the Trust's fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

                  A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                          U.S. 6-10 VALUE PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000



         This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. 6-10 Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                               TABLE OF CONTENTS


PORTFOLIO CHARACTERISTICS AND POLICIES .....................................2

BROKERAGE TRANSACTIONS .....................................................2

INVESTMENT LIMITATIONS .....................................................3

FUTURES CONTRACTS ..........................................................5

CASH MANAGEMENT PRACTICES ..................................................5

DIRECTORS AND OFFICERS .....................................................6

SERVICES TO THE FUND .......................................................8

ADVISORY FEES .............................................................10

GENERAL INFORMATION .......................................................10

CODES OF ETHICS ...........................................................10

SHAREHOLDER RIGHTS ........................................................10

PRINCIPAL HOLDERS OF SECURITIES ...........................................11

PURCHASE OF SHARES ........................................................11

REDEMPTION OF SHARES ......................................................11

TAXATION OF THE PORTFOLIO .................................................11

CALCULATION OF PERFORMANCE DATA ...........................................13

FINANCIAL STATEMENTS ......................................................14

                     PORTFOLIO CHARACTERISTICS AND POLICIES


         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. 6-10 Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

         The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

         Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                             BROKERAGE TRANSACTIONS


         During the fiscal years ended November 30, 1999, 1998 and 1997, the Master Fund paid brokerage commissions of $4,440,807, $4,289,226 and $4,591,853, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund. Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.



         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management
Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed
in  terms  of  either  a  particular   transaction  or  the  Advisor's
overall responsibilities to the accounts under its management. During fiscal year 1999, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $224,108 with respect to securities transactions valued at $43,205,767. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.


         The over-the-counter companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

         The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

         The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.

                             INVESTMENT LIMITATIONS

         The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

         The Portfolio will not:

         (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

         (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

         (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge not more than 33% of such assets to secure such loans;

         (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

         (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         (8) engage in the business of underwriting securities issued by others;

         (9) invest for the purpose of exercising control over management of any company;

         (10) invest its assets in securities of any investment company,
except in  connection  with  a  merger,   acquisition  of  assets,
consolidation   or reorganization;

         (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

         (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

         (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

         (15) purchase securities on margin or sell short;

         (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

         (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10),
(11), (12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

         The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

         Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

         Although the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

         Unless  otherwise   indicated,   all  limitations   applicable  to
the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in
certain  securities or other instruments   resulting  from  market
fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.

                                FUTURES CONTRACTS

         The Master Fund is authorized to enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are
established by the futures exchange and brokers may  establish   margin
requirements   which  are  higher  than  the  exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

         The  Portfolio and Master Fund engage in cash  management  practices
in order  to  earn  income  on  uncommitted  cash  balances.   Generally,
cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

         The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the
 Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

         The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

         David  G.  Booth*,  Director,   (12/2/46),   President  and
Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University
(Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions
Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc.
 (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).


         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group
Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Merton H. Miller,  (5/16/23),  Director,  Chicago,  IL. Robert R.
McCormick Distinguished   Service  Professor   Emeritus,   Graduate  School
of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group
Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital
Management.  Formerly,  Limited Partner, Long-Term  Capital  Management  L.P.
(money  manager)  and  Consultant,   Arbor Investors.

         Rex  A.  Sinquefield(#)*,   (9/7/44),  Director,   Chairman-Chief
Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment
Dimensions Group Inc., The  DFA  Investment   Trust  Company,   Dimensional
Fund  Advisors  Ltd.,  and Dimensional Emerging Markets Value Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard  Eustice,   (8/5/65),   Vice  President  and  Assistant
Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

         Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield, Ph.D.(#), (12/2/46), Executive Vice President, Santa Monica, CA.

         Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


Director                                    Aggregate                Total Compensation from
--------                                   Compensation                        Fund
                                            from Fund                  and Fund Complex*
                                           ------------              ------------------------
George M. Constantinides                     $4,250                          $35,000
John P. Gould                                $4,250                          $35,000
Roger G. Ibbotson                            $4,250                          $35,000
Merton H. Miller                             $3,159                          $28,000
Myron S. Scholes                             $4,159                          $34,000

*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

         The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the
provisions  of  federal,  state,  local  and  foreign securities,   tax  and
other  laws  applicable  to  the  Portfolio;   providing shareholders  with
information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. The Advisor has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. For the fiscal year ended November 30, 1999, the Portfolio paid administrative fees to the Advisor of $7,000.

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

SHAREHOLDER SERVICES

         The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders
reflecting  account  activities  such  as purchases,   redemptions  and
dividend  payments;   responding  to  shareholder inquiries  regarding  their
 accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and Master Fund; makes receipts and disbursements of money on
behalf of the Portfolio and Master  Fund;   and  collects  and  receives
income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.

                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1997, 1998, and 1999, the Master Fund paid advisory fees of $3,534,000, $4,743,000 and $5,217,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                 CODES OF ETHICS

         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

         The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

         With   respect  to  matters   which   require   shareholder
approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold,
except as otherwise required  by  applicable   law.  If   liquidation  of
the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to
consider  any  matter,   including  the  removal  of  one  or  more
directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the
Portfolio's  shareholders.   The Directors of the Fund will vote shares of
the Portfolio for which they receive no voting instructions in accordance with their best judgment.

         Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of February 29, 2000, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

         BellSouth Corporation                       100.00%
         Bankers Trust Company as Trustee*
         34 Exchange Place
         Jersey City, NJ  07302

         * Owner of record only



                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") NYSE is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                            TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

 DISTRIBUTION OF NET INCOME

         The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

         The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.
Distributions  paid from long-term   capital  gains   realized  by  the
Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The  Portfolio  intends to qualify each year as a regulated
investment company  by   satisfying   certain   distribution   and  asset
diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

         The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

         All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

         Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

         The Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

         The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted
to passthrough foreign   withholding   taxes  paid  by  the  Master  Fund  to
 the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

         The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

         The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1999, contains additional performance information. A copy of the annual report is available upon request and without charge.


         Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

         For the purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T) TO THE POWER OF n  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 1999,
 as set forth in the Fund's    annual   report   to    shareholders,
including   the   report   of PricewaterhouseCoopers LLP, are incorporated by
reference into this SAI.


         The audited financial statements of the Master Fund for the fiscal year ended November 30, 1999, as set forth in the Trust's annual
report  to shareholders,   including   the  report  of
PricewaterhouseCoopers   LLP,  are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO II


                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000


         This statement of additional information (SAI) is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing or calling the Shareholder Services Agent for your employer's plan.



                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES................................2
BROKERAGE TRANSACTIONS................................................2
INVESTMENT LIMITATIONS................................................3
FUTURES CONTRACTS.....................................................5
CASH MANAGEMENT PRACTICES.............................................5
CONVERTIBLE DEBENTURES................................................6
DIRECTORS AND OFFICERS................................................6
ADVISORY FEES........................................................10
GENERAL INFORMATION..................................................10
CODES OF ETHICS......................................................10
SHAREHOLDER RIGHTS...................................................10
PRINCIPAL HOLDERS OF SECURITIES......................................11
PURCHASE OF SHARES...................................................11
REDEMPTION OF SHARES.................................................11
TAXATION OF THE PORTFOLIO............................................12
CALCULATION OF PERFORMANCE DATA......................................13
FINANCIAL STATEMENTS.................................................15

                     PORTFOLIO CHARACTERISTICS AND POLICIES

         The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to the DFA International Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and to the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

         Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

         The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

         Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS


         During the fiscal years ended November 30, 1999, 1998, and 1997, the Master Fund paid brokerage commissions of $480,344, $763,022, and $1,133,787, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


         Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

         Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management.

         The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

         During fiscal year 1999, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $138,304 with respect to securities transactions valued at $83,584,091. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.


         The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

         The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

         The Portfolio will not:

         (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

         (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

         (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and, then, in no event in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

         (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

         (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         (8) engage in the business of underwriting securities issued by others;

         (9) invest for the purpose of exercising control over management of any company;

         (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

         (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

         (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as described in (1) above;

         (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of equity securities;

         (15) purchase securities on margin or sell short;

         (16) acquire more than 10% of the voting securities of any issuer; or

         (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

         The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

         The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

         Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

         Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund' limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

         The Master Fund may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

                                FUTURES CONTRACTS

         The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Fund may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

         The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.

         The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible: fixed income obligations such as money market instruments; index futures contracts and options thereon. Under normal circumstances, they do not expect to invest more than 20% of their assets in such investments.

         To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, they will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                             CONVERTIBLE DEBENTURES

         The Master Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund' investment objective and policies.


                             DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

         The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

         David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

         George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

         John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

         Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman,

Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

         Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

         Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

         Rex A. Sinquefield*(#), (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

         Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

         Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

         Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

         Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

         Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

         Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

         Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

         Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

         Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

         Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

         Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

         Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

         David Plecha, (10/26/61), Vice President, Santa Monica, CA. 41, Vice President, Santa Monica, CA.

         George Sands, (2/8/56), Vice President, Santa Monica, CA.

         Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

         Jeanne C. Sinquefield,(#) Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

         Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

         Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

         (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

         Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

         Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                                                      AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                              FROM FUND                         AND FUND COMPLEX*
--------                                      -------------------------              ----------------------
George M. Constantinides                               $4,250                                $35,000
John P. Gould                                          $4,250                                $35,000
Roger G. Ibbotson                                      $4,250                                $35,000
Merton H. Miller                                       $3,159                                $28,000
Myron S. Scholes                                       $4,159                                $34,000

         *The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administration services and for which the individuals listed above serve as directors.

ADMINISTRATIVE SERVICES

         The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the average monthly net assets of the Portfolio. The Advisor has agreed to waive its fee under the administration agreement for the Portfolio and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep its cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. For the fiscal year ended November 30, 1999, the Portfolio paid administrative fees to the Advisor of $4,000.

         The Fund intends to enter into shareholder service agreements with certain Shareholder Service Agents on behalf of the Portfolio. The Shareholder Service Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan and (ii) institutions whose clients, customers or members invest in the Portfolio. The service to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with the state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

         PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

CUSTODIANS

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the Master Fund. The custodians maintain a separate account or accounts for the Portfolio and Master Fund; receive, hold and release portfolio securities on account of the Portfolio and Master Fund; make receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collect and receive income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

         The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.

                                  ADVISORY FEES

         David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1997, 1998 and 1999, the Master Fund paid advisory fees of $2,997,000 and $3,466,000, and $3,481,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

         The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

         The shares of the Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

         With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act, or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

         Whenever the Portfolio, as an investor in its Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

         Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of February 29, 2000, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio:


                  BellSouth Corporation                      100.00%
                  Bankers Trust Company as Trustee*
                  34 Exchange Place
                  Jersey City, NJ  07302

                  *Owner of record only


                               PURCHASE OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

         The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days that the NYSE is closed, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

         The Portfolio and Master Fund are closed if portfolio securities greater than 50% of the Master Fund's total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of the Portfolio will not be accepted on those days.

         The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

         The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

         The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                            TAXATION OF THE PORTFOLIO

         The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser. Many of the tax consequences described below are affected by special rules because the portfolio invests substantially all of its assets in the Master Fund which is taxable as a regulated investment company ("RIC").


DISTRIBUTION OF NET INCOME

         The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

         The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

         The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

DIVIDENDS RECEIVED DEDUCTION

         The Portfolio which will receive virtually all its net investment income from the receipt of interest income or from the Master Fund's investments in foreign securities is not expected to make distributions eligible for the dividends received deduction for corporations. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

         All or a portion of any loss that a shareholder realizes upon the redemption of the Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

         Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

         The Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

        The Portfolio may be subject to certain special rules since the Master Fund in which it invests is taxable as a RIC. For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

        The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

         The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1999, contains additional performance information. A copy of the annual report is available upon request and without charge.

         Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and the Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

         Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

         For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

         P   =    a hypothetical initial payment of $1,000

         T   =    average annual total return

         n   =    number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

         In addition to the standardized method of calculating performance required by the SEC, the Portfolio and the Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

         The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other
                                       14
information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 1999, as set forth in the Fund's annual report to shareholders of the Portfolio, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         The audited financial statements of the Master Fund for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

         A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        U.S. LARGE CAP VALUE PORTFOLIO II


                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000



     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Cap Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS
PORTFOLIO CHARACTERISTICS AND POLICIES.................................................2
BROKERAGE TRANSACTIONS.................................................................2
INVESTMENT LIMITATIONS.................................................................3
FUTURES CONTRACTS......................................................................5
CASH MANAGEMENT PRACTICES..............................................................5
DIRECTORS AND OFFICERS.................................................................6
SERVICES TO THE FUND...................................................................8
ADVISORY FEES..........................................................................9
GENERAL INFORMATION....................................................................9
CODES OF ETHICS.......................................................................10
SHAREHOLDER RIGHTS....................................................................10
PRINCIPAL HOLDERS OF SECURITIES.......................................................10
PURCHASE OF SHARES....................................................................11
REDEMPTION OF SHARES..................................................................11
TAXATION OF THE PORTFOLIO.............................................................11
CALCULATION OF PERFORMANCE DATA.......................................................13
FINANCIAL STATEMENTS..................................................................14

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 1999, 1998 and 1997, the Master Fund paid brokerage commissions of $2,492,821, $ 1,116,421 and $ 929,005, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

     Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.


     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. During fiscal year 1999, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $179,980 with respect to securities transactions valued at $164,462,095. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.


     The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets , or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8)  engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as provided in (1) above;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act"), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund's to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.


                                FUTURES CONTRACTS

     The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Portfolio and Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

     The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, Director, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).


     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Fund Value Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

     Rex A. Sinquefield(#)*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield(#), Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                     AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                             FROM FUND                           AND FUND COMPLEX*
George M. Constantinides                               $4,250                               $35,000
John P. Gould                                          $4,250                               $35,000
Roger G. Ibbotson                                      $4,250                               $35,000
Merton H. Miller                                       $3,159                               $28,000
Myron S. Scholes                                       $4,159                               $34,000

*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES


     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. The Advisor has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future. For the fiscal year ended November 30, 1999, the Portfolio paid administrative fees to the Advisor of $4,000.


     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

SHAREHOLDER SERVICES

     The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolios and Master Fund; makes receipts and disbursements of money on behalf of the Portfolios and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.


                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1997, 1998 and 1999, the Master Fund paid advisory fees of $1,255,000, $1,667,000 and $1,831,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S.

Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 29, 2000, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below:

                  BellSouth Corporation                                 100%
                  Bankers Trust Company as Trustee*
                  34 Exchange Place
                  Jersey City, NJ  07302
                  * Owner of record only

                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                            TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a retirement plan, you should consider the implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     The Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or the Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1999, contains additional performance information. A copy of the annual report is available upon request and without charge.


     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV where:

         P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 1999, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


     The audited financial statements of the Master Fund for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      DFA INTERNATIONAL VALUE PORTFOLIO IV
                          EMERGING MARKETS PORTFOLIO II

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000

     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio IV and Emerging Markets Portfolio II (individually, a "Portfolio" and, collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time.


     The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS
PORTFOLIO CHARACTERISTICS AND POLICIES..................................................2
BROKERAGE TRANSACTIONS..................................................................2
INVESTMENT LIMITATIONS..................................................................3
FUTURES CONTRACTS.......................................................................5
CASH MANAGEMENT PRACTICES...............................................................6
CONVERTIBLE DEBENTURES..................................................................6
DIRECTORS AND OFFICERS..................................................................7
SERVICES TO THE FUND....................................................................9
ADVISORY FEES..........................................................................10
GENERAL INFORMATION....................................................................10
CODES OF ETHICS........................................................................11
SHAREHOLDER RIGHTS.....................................................................11
PRINCIPAL HOLDERS OF SECURITIES........................................................11
PURCHASE OF SHARES.....................................................................12
REDEMPTION OF SHARES...................................................................12
TAXATION OF THE PORTFOLIOS.............................................................12
CALCULATION OF PERFORMANCE DATA........................................................15
FINANCIAL STATEMENTS...................................................................16

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the DFA International Value Series ("International Value Series") and the Emerging Markets Series (together, the "Master Funds") of the DFA Investment Trust Company (the "Trust") and to the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS

     The following table depicts brokerage commissions paid by the Master Funds.

                              BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 1999, 1998, AND 1997


                                                  1999                    1998                    1997
  International Value Series                    $480,344                $ 763,022              $1,133,787
  Emerging Markets Series                       $246,534                $ 375,895              $ 559,853


     The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Funds to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. During fiscal year 1999, the International Value Series paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                                        VALUE OF                             BROKERAGE
                                                SECURITIES TRANSACTIONS                     COMMISSIONS
  International Value Series                           $83,584,091                           $138,304
  Emerging Markets Series                              $         0                           $      0


     Neither Portfolio will incur any brokerage or other costs in connection with its purchase or redemption of shares of its corresponding Master Funds, except if a Portfolio receives securities or currencies from the corresponding Master Funds to satisfy the Portfolio's redemption request. (See "REDEMPTION OF SHARES.")


                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization, provided that the Emerging Markets Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Emerging Markets Portfolio II; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     For purposes of (5) above, the Emerging Markets Portfolio II (indirectly through its investment in the Emerging Markets Series) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Series' behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Series have no present intent to engage in any other types of borrowing transactions under this authority.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     For the purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

     The International Value Portfolio IV and Emerging Markets Portfolio II (indirectly through their investment in the Trust) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the International Value Series has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or whose use is otherwise considered by the Series to be advisable. The Series would "look through" any such vehicle to determine compliance with its investment restrictions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                                FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Funds' net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. In the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

-------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENTAGE
            PORTFOLIOS AND SERIES                     PERMISSIBLE CASH INVESTMENT                GUIDELINES*
-------------------------------------------------------------------------------------------------------------------
International Value                            Fixed income obligations such as money
                                               market instruments; index futures
                                               contracts and options thereon***                      20%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Emerging                                       Markets Money market instruments;
                                               highly liquid debt securities;
                                               freely convertible currencies;
                                               shares of money market mutual
                                               funds**; index futures contracts
                                               and options thereon***
                                                                                                     10%
-------------------------------------------------------------------------------------------------------------------


     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **Investments in money market mutual funds may involve duplication of certain fees and expenses.

     ***To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Funds or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             CONVERTIBLE DEBENTURES

     The Master Funds each may invest up to 5% of their assets in convertible debentures issued by non-U.S. companies located in countries where the Master Funds are permitted to invest. The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Funds may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Funds upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Funds with opportunities which are consistent with its investment objective and policies.


                             DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL, (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

     Rex A. Sinquefield*(#), (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D.(#), (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                      Aggregate                      Total Compensation from
                                                    Compensation                              Fund
Director                                              from Fund                         and Fund Complex*
--------                                      -------------------------            ----------------------
George M. Constantinides                               $4,250                                $35,000
John P. Gould                                          $4,250                                $35,000
Roger G. Ibbotson                                      $4,250                                $35,000
Merton H. Miller                                       $3,159                                $28,000
Myron S. Scholes                                       $4,159                                $34,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For the administrative services provided to the DFA International Value Portfolio IV, the Advisor receives a monthly fee equal to one-twelfth of 0.20% of the Portfolio's first $40 million of average net assets and no fee for assets exceeding $40 million. Pursuant to the administration agreement relating to the Emerging Markets Portfolio II, the Advisor receives a monthly fee equal to one-twelfth of 0.40% of the Portfolio's first $50 million of average net assets and no fee for assets exceeding $50 million. The Advisor has agreed to waive its administration fee of 0.40% per year on the first $50 million of average net assets payable by Portfolio with respect to the Emerging Markets Portfolio II. Such fee waiver arrangement may be terminated by the Advisor at any time. The sponsor of each Plan that is invested in a Portfolio intends to make voluntary contributions to each Portfolio in an amount equal to the Plan's proportionate share of the administrative services fees paid to the Advisor. The Plan sponsors may terminate their contributions at any time. As a result, the Portfolios to date have not paid any administrative fees to the Advisor.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. For its services to the International Value Portfolio IV and the Emerging Markets Portfolio II, PFPC is paid monthly fees of $1,000 and $2,600, respectively.

CUSTODIANS

     Citibank, N.A., 111 Wall Street, New York, New York 10005, is the custodian for the International Value Series. The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Emerging Markets Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian for each Portfolio. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.


                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Funds. For the fiscal years ended November 30, 1999, 1998 and 1997, the Master Funds paid advisory fees as set forth in the following table:

                                                     1999                       1998                    1997
International Value Series*                       $3,481,000                 $3,466,000              $2,997,000

Emerging Markets Series*                           $284,000                   $220,000                $226,000

-----------------
*Both Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc.

     The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings.

                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Emerging Markets Series, if a majority shareholder of the Master Fund declares bankruptcy, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 29, 2000, the following persons beneficially owned more than 5% of the outstanding securities of each Portfolio:

DFA INTERNATIONAL VALUE PORTFOLIO IV

  Citibank Savings Incentive Plan*          100%
  One Court Square
  Long Island City, NY  11120

EMERGING MARKETS PORTFOLIO II

  Citibank Savings Incentive Plan*          100%
  One Court Square
  Long Island City, NY  11120

  --------------
  *Owner of record only


                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business. On other days, the Fund will generally be closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     Each Portfolio and Master Fund will be closed if portfolio securities greater than 50% of the applicable Master Fund's total assets are principally traded on exchanges that are closed that day. Purchase and redemption orders for shares of such Portfolio or Master Fund will not be accepted on those days.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.


                              REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     The International Value Series is taxable as a regulated investment company ("RIC") and will not be permitted to passthrough foreign withholding taxes it pays. The Emerging Markets Series is taxable as a partnership and may passthrough foreign withholding taxes it pays. The Emerging Markets Portfolio II will be deemed to hold its proportionate share of the assets of the Emerging Markets Series for this purpose and the rules applicable to a Portfolio in this section will apply to such proportionate share. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

     A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

DIVIDENDS RECEIVED DEDUCTION

     Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     A Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     A Feeder Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is taxable as a registered investment company ("RIC") or as a partnership under the Code. For example, Portfolios which invest in RIC Master Funds, such as DFA International Value Portfolio IV, will not be permitted to passthrough foreign withholding taxes paid by such Master Funds to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods and excluding deduction of reimbursement fees charged to investors and paid to the Emerging Markets Portfolio II, which would otherwise reduce return quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 1999, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ending December 31, 1999 are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC, which is net of the cost of any current reimbursement fee charged to investors.

     For purposes of calculating the performance of a Portfolio, the performance of its corresponding Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its annualized total return by finding the annualized total return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

        n
P(1 + T)  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = annualized compound rate of return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1999, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Funds for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                      THE DFA 6-10 INSTITUTIONAL PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 24, 2000



               This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of The DFA 6-10 Institutional Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March 24, 2000, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.



                                TABLE OF CONTENTS
PORTFOLIO CHARACTERISTICS AND POLICIES...................................2
BROKERAGE TRANSACTIONS...................................................2
INVESTMENT LIMITATIONS...................................................3
CASH MANAGEMENT PRACTICES................................................5
DIRECTORS AND OFFICERS...................................................5
SERVICES TO THE FUND.....................................................8
ADVISORY FEES............................................................9
GENERAL INFORMATION......................................................9
CODES OF ETHICS..........................................................9
SHAREHOLDER RIGHTS.......................................................9
PRINCIPAL HOLDERS OF SECURITIES.........................................10
PURCHASE OF SHARES......................................................10
REDEMPTION OF SHARES....................................................10
TAXATION OF THE PORTFOLIO...............................................11
CALCULATION OF PERFORMANCE DATA.........................................12
FINANCIAL STATEMENTS....................................................14

                     PORTFOLIO CHARACTERISTICS AND POLICIES

               The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. 6-10 Series ("Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

               Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

               The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

               Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                             BROKERAGE TRANSACTIONS


               During the fiscal years ended November 30, 1999, 1998 and 1997, the Master Fund paid total brokerage commissions of $733,337, $1,022,535 and $855,652, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.


               Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.


               Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Fund. During fiscal year 1999, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $79,379 with respect to securities transactions valued at $15,502,174. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

               The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

               Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

               The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                             INVESTMENT LIMITATIONS

               The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of:
(1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Master Fund's investment limitations are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of the Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8)  engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act)), except to the extent permitted by the 1940 Act.

               The investment limitations described in (3), (4), (7), (9), (10),
(11), (12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

               Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

               For purposes of (7) above, although the Portfolio is authorized to invest up to 15% of its total assets in illiquid securities, it does not intend to do so.

               Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

               Although not a fundamental policy subject to shareholder approval, the Portfolio indirectly through its investment in the Master Fund, does not intend to purchase interests in any real estate investment trust.

               Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

               Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                            CASH MANAGEMENT PRACTICES

               The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in interest-bearing obligations, such as money-market instruments. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.


                             DIRECTORS AND OFFICERS

               The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

               The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

               David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

               George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

               John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor

Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

               Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL, (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

               Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

               Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain
View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

               Rex A. Sinquefield(#)*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

               Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

               Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

               Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

               Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

               Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

               Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

               Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

               Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

               Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

               Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA Entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

               Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997. Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

               Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

               David Plecha, (10/26/61), Vice President, Santa Monica, CA.

               George Sands, (2/8/56), Vice President, Santa Monica, CA.

               Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

               Jeanne C. Sinquefield, Ph.D.(#), (12/2/46), Executive Vice President, Santa Monica, CA.

               Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

               Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

               (#)Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

               Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

               Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1999, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                      AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                              FROM FUND                         AND FUND COMPLEX*
--------                                      -------------------------            ----------------------
George M. Constantinides                               $4,250                                $35,000
John P. Gould                                          $4,250                                $35,000
Roger G. Ibbotson                                      $4,250                                $35,000
Merton H. Miller                                       $3,159                                $28,000
Myron S. Scholes                                       $4,159                                $34,000

*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

               The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of .07% of the average net assets of the Portfolio. The Advisor has agreed to waive its fee under the administration agreement with respect to the Portfolio to the extent necessary to keep the cumulative annual expenses of the Portfolio to not more than 0.20% of the average net assets of the Portfolio on an annualized basis. For the fiscal year ended November 30, 1999, the Portfolio paid administrative fees to the Advisor of $78,000.

               PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

CUSTODIAN

               PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

               The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

               Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund. Their address is 2400 Eleven Penn Center, Philadelphia, PA 19103.

                                  ADVISORY FEES

               David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1997, 1998 and 1999, the Master Fund paid advisory fees of $102,000, $150,000 and $167,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

               The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on Ocotber 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                                 CODES OF ETHICS

               The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Master Fund. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes are designed to ensure that access persons act in the interest of the Portfolio and Master Fund, and their shareholders with respect to any personal trading of securities. Under the Codes, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.


                               SHAREHOLDER RIGHTS

               The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular class whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

               Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

               Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                         PRINCIPAL HOLDERS OF SECURITIES

               As of February 29, 2000, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio:

                  Baycare Health Master Custody                        38.00%
                  323 Jefford Street
                  Clearwater, FL  33757

                  Utah Retirement System                               30.05%
                  540 E. 200 South
                  Salt Lake City, UT  84102

                  Baycare Health Retirement Plan                       13.36%
                  323 Jefford Street
                  Clearwater, FL  33757

                  NI-Gas Savings Investment & Thrift Plans             11.35%
                  Northern Illinois Gas
                  P.O. Box 190
                  Aurora, IL  60507


                               PURCHASE OF SHARES

               The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

               The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

               The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

               The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

               The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

               Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                            TAXATION OF THE PORTFOLIO

               The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

               The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

               The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

               The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

               The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in

December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

               Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

               All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

               Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

               The Portfolio or Master Fund may invest in complex securities and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

               The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

               The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

               The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1999, contains additional performance information. A copy of the annual report is available upon request and without charge.


               Quotations of the annualized percentage total returns of the Portfolio for the one-, five-, and ten-year periods ended December 31, 1999 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

               For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T)n  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

               In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

               The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

               PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the fiscal year ended November 30, 1999, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


               The audited financial statements of the Master Fund for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


               A shareholder may obtain a copy of the annual reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                   DIMENSIONAL INVESTMENT GROUP INC. (29/30)
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

    (a) Articles of Incorporation.

       (1) Form of Articles of Restatement.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 11/12 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  December 15, 1995.

       (2) Form of Articles Supplementary.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Filing:Post-Effective Amendment No. 16/17 to the
                          Registrant's Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  June 20, 1997.

       (3) Articles Supplementary as filed with the Maryland Secretary of State on December 7, 1998 re: the addition of the:

           * Tax-Managed U.S. Marketwide Value Portfolio II

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 21/22 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  January 22, 1999.

       (4) Articles Supplementary as filed with the Maryland Secretary of State on September 13, 1999 re: the addition of the:

           * Tax-Managed U.S. Marketwide Value Portfolio XI; and

           * U.S. Large Company Institutional Index Portfolio

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  September 13, 1999.

    (b) By-Laws.

        By-Laws of the Registrant, as approved through September 13, 1999.

        INCORPORATED HEREIN BY REFERENCE TO:

        Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                      Registration Statement on Form N-1A.
        File Nos.:    33-33980 and 811-6067.
        Filing Date:  September 13, 1999.

    (c) Instruments Defining Rights of Security Holders.

       (1) See Article Fifth of the Registrant's Articles of Restatement.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 11/12 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  December 15, 1995.

    (d) Investment Advisory Contracts.

       (1) Form of Investment Advisory Agreement between the Registrant and DFA re: the:

           * RWB/DFA Two-Year Corporate Fixed Income Portfolio.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 17/18 to the Registration
                          Statement of the registrant on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  October 1, 1997.

       (2) Form of Investment Advisory Agreement between the Registrant and DFA re: the:

           * RWB/DFA Two-Year Government Portfolio.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 17/18 to the Registration
                          Statement of the Registrant on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  October 1, 1997.

    (e) Underwriting Contracts.

       (1) Distribution Agreement dated April 16, 1993 between the Registrant and DFA Securities Inc.

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 19/20 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  March 3, 1998.

    (f) Bonus or Profit Sharing Contracts.
       Not applicable.

    (g) Custodian Agreements.

       (1) Form of Custodian Agreement between the Registrant and PNC Bank, N.A. (formerly Provident National Bank)

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 19/20 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  March 3, 1998.

           (i) Addendum Number One

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 21/22 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  January 22, 1999.

           (ii) Addendum Number Two re: the addition of:

               *  Tax-Managed U.S. Marketwide Value Portfolio XI; and

               *  U.S. Large Company Institutional Index Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  September 13, 1999.

    (h) Other Material Contracts.

       (1) Form of Transfer Agency Agreement between the Registrant and PFPC Inc. (formerly Provident Financial Processing Corporation) (the "Transfer Agency Agreement")

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 19/20 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  March 3, 1998.

           (i) Addendum Number One

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 21/22 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  January 22, 1999.

           (ii) Addendum Number Two
               re: the addition of:

               *  Tax-Managed U.S. Marketwide Value Portfolio XI; and

               *  U.S. Large Company Institutional Index Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  September 13, 1999.

       (2) Form of Administration and Accounting Services Agreement between the Registrant and PFPC Inc. (formerly with Provident Financial Processing Corporation) (the "Administration and Accounting Services Agreement")

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 19/20 to the Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  March 3, 1998.

           (i) Addendum Number One

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 21/22 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  January 22, 1999.

           (ii) Addendum Number Two
               re: the addition of:

               *  Tax-Managed U.S. Marketwide Value Portfolio XI; and

               *  U.S. Large Company Institutional Index Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  September 13, 1999.

       (3) Administration Agreements between the Registrant and DFA.

           (i) Form of Dated May 3, 1993 re: the:

               *  DFA 6-10 Institutional Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (ii) Form of Dated December 1, 1993 re: the:

               *  DFA International Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (iii) Form of Dated July 1, 1994 re: the:

               *  DFA International Value Portfolio II

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (iv) Form of Dated January 1, 1994 re: the:

               *  U.S. 6-10 Value Portfolio II

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (v) Form of Dated July 1, 1994 re: the:

               *  U.S. Large Cap Value Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (vi) Form of Dated September 30, 1994 re: the:

               *  DFA One-Year Fixed Income Portfolio II

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (vii) Form of Dated December 20, 1994 re: the:

               *  U.S. Large Cap Value Portfolio III

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (viii)Form of Dated December 20, 1994 re: the:

               *  DFA International Value Portfolio III

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (ix) Form of Dated March 1, 1996 re: the:

               *  RWB/DFA U.S. High Book-to-Market Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 12/13/ to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  December 15, 1995.

           (x) Form of Dated March 1, 1996 re: the:

               *  RWB/DFA Two-Year Corporate Fixed Income Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 12/13 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  December 15, 1995.

           (xi) Form of Dated March 1, 1996 re: the:

               *  RWB/DFA Two-Year Government Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 12/13 to the Registration
                              Statement of Registrant on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  December 15, 1995.

           (xii) Form of Dated July, 1997 re: the:

               * DFA International Value Portfolio IV Incorporated herein by reference to:

                Filing:       Post-Effective Amendment No. 16/17 to the Registration
                              Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  June 20, 1997.

           (xiii)Form of Dated July, 1997 re: the:

               *  Emerging Markets Portfolio II.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 16/17 to the Registration
                              Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  June 20, 1997.

           (xiv) Dated December 8, 1998 re: the:

               *  Tax-Managed U.S. Marketwide Value Portfolio II

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 21/22 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  January 22, 1999.

           (xv) Dated September 13, 1999 re: the:

               *  Tax-Managed U.S. Marketwide Value Portfolio XI

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  September 13, 1999.

           (xvi) Dated September 13, 1999 re: the:

               *  U.S. Large Company Institutional Index Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 28/29 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  September 13, 1999.

       (4) Client Service Agreements.

           (i) Form of re: the:

               *  RWB/DFA Two-Year Corporate Fixed Income Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 2/13 Registrant's Registration
                              Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  December 15, 1995.

           (ii) Form of re: the:

               *  RWB/DFA Two-Year Government Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 12/13 Registrant's Registration
                              Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  December 15, 1995.

           (iii) Form of re: the:

               *  RWB/DFA U.S. High Book-to-Market Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 12/13 to the Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  December 15, 1995.

       (5) Form of Facility Agreement with DFA.

           Previously filed with this registration statement and incorporated herein by reference.

       (6) Form of Services Agreement, dated as of July 1, 1994 between Charles Schwab & Co., Inc. and the Registrant re: the:

               *  U.S. Small Cap Portfolio II;

               *  U.S. Large Cap Portfolio II; and

               *  DFA International Value Portfolio II

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 19/20 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  March 3, 1998.

       (7) Form of Client Service Agreements between Reinhardt, Werba, Bowen, Inc. ("RWB") and the Registrant.

           (i) Dated March 13, 1996 re: the:

               *  RWB/DFA Two-Year Government Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (ii) Dated March 13, 1996 re: the:

               *  RWB/DFA Two-Year Corporate Fixed Income Portfolio

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

           (iii) Dated March 13, 1996 re: the:

               *  RWB/DFA U.S. High Book to Market Portfolio.

               INCORPORATED HEREIN BY REFERENCE TO:

                Filing:       Post-Effective Amendment No. 19/20 to Registrant's
                              Registration Statement on Form N-1A.
                File Nos.:    33-33980 and 811-6067.
                Filing Date:  March 3, 1998.

    (i) Legal Opinion.

       (1) Opinion of Stradley, Ronon, Stevens & Young, LLP

           INCORPORATED HEREIN BY REFERENCE TO:

            Filing:       Post-Effective Amendment No. 19/20 to Registrant's
                          Registration Statement on Form N-1A.
            File Nos.:    33-33980 and 811-6067.
            Filing Date:  January 19, 1999.

       (2) Opinion of Stradley, Ronon, Stevens & Young, LLP.
           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.i.

    (j) Other Opinions.
       Consent of PricewaterhouseCoopers LLP.
       ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.j.

    (k) Omitted Financial Statements.
       Not applicable.

    (l) Initial Capital Agreements.
       Form of Subscription Agreement under Section 14(a)(3) of the Investment of Investment Company Act of 1940, previously filed with this registration statement and incorporated herein by reference.

    (m) Rule 12b-1 Plan.

        Not applicable.

    (n) Rule 18f-3 Plan.

        Not Applicable.

    (o) Powers-of-Attorney.

       (1) On behalf of the Registrant, dated July 18, 1997, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant, Catherine L. Newell and Stephen W. Kline, Esquire as attorneys-in-fact.
           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.o.1.

       (2) On behalf of DFA INVESTMENT TRUST COMPANY, dated July 18, 1997, appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Irene R. Diamant, Catherine L. Newell and Stephen W. Kline, Esquire as attorneys-in-fact.
           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.o.2.

    (p) Codes of Ethics.

       (1) Code of Ethics of Registrant.
           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.p.1.

       (2) Code of Ethics of DFA Investment Trust Company.
           ELECRONICALLY FILED HEREWITH AS EXHIBIT EX-99.p.2.

       (3) Code of Ethics of Advisor.
           ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-99.p.3.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25. INDEMNIFICATION.

    (a) Reference is made to Section 1 of Article Ten of the Registrant's By-Laws, filed herewith, which provides for indemnification, as set forth below, with respect to Officers and Directors of the Corporation:

       (1) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law:

           (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and

           (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

       (2) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

       (3) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

    (b) Registrant's Articles of Incorporation, which are incorporated herein by reference, provide the following under Article Seventh:

       (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as amended from time to time, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to liabilities occurring for acts or omissions occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

       (2) Notwithstanding the foregoing, this Article SEVENTH shall not operate to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

    (a) Dimensional Fund Advisors Inc., with a principal place of business located at 1299 Ocean Drive, 11th Floor, Santa Monica, CA 90401, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund Inc. and DFA Investment Dimensions Group Inc. The Advisor also serves as sub-advisor for certain other registered investment companies.

           The Advisor is engaged in the business of providing investment advice primarily to institutional investors. For additional information, please see "Management of the Fund" in PART A and "Directors and Officers" in PART B of this Registration Statement.

           Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27. PRINCIPAL UNDERWRITERS.

    (a) Names of investment companies for which the Registrant's principal underwriter also acts as principal underwriter. Not applicable.

    (b) Registrant distributes its own shares. It has entered into an agreement with DFA Securities Inc. dated April 16, 1993, which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, will supervise the sale of Registrant's shares. This agreement is subject to the requirements of Section 15(b) of the Investment Company Act of 1940.

    (c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant. Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

    The accounts and records of the Registrant are located at the office of the Registrant and at additional locations, as follows:

        Name                                                       Address
        ---------------------------------------------------------  -------------------------------
        Dimensional Investment Group Inc.                          1299 Ocean Avenue
                                                                   11th Floor
                                                                   Santa Monica, CA 90401

        PFPC Inc.                                                  400 Bellevue Parkway,
                                                                   Wilmington, DE 19809.

ITEM 29. MANAGEMENT SERVICES.

    None.

ITEM 30. UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused Post-Effective Amendment No. 29/30 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 20th day of March, 2000.


                                                       DIMENSIONAL INVESTMENT GROUP INC.
                                                       (REGISTRANT)

                                                       By:             /s/ DAVID G. BOOTH*
                                                            -----------------------------------------
                                                                          David G. Booth
                                                                            PRESIDENT
                                                                      (Signature and Title)

    Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 29/30 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                 /s/ DAVID G. BOOTH*
     -------------------------------------------       Director and Chairman-Chief     March 20, 2000
                   David G. Booth                        Executive Officer

               /s/ REX A. SINQUEFIELD*
     -------------------------------------------       Director and Chairman-Chief     March 20, 2000
                 Rex A. Sinquefield                      Investment Officer

              /s/ MICHAEL T. SCARDINA*
     -------------------------------------------       Chief Financial Officer,        March 20, 2000
                 Michael T. Scardina                     Treasurer and Vice President

            /s/ GEORGE M. CONSTANTINIDES*
     -------------------------------------------       Director                        March 20, 2000
              George M. Constantinides

                 /s/ JOHN P. GOULD*
     -------------------------------------------       Director                        March 20, 2000
                    John P. Gould

               /s/ ROGER G. IBBOTSON*
     -------------------------------------------       Director                        March 20, 2000
                  Roger G. Ibbotson

                /s/ MERTON H. MILLER*
     -------------------------------------------       Director                        March 20, 2000
                  Merton H. Miller

                /s/ MYRON S. SCHOLES*
     -------------------------------------------       Director                        March 20, 2000
                  Myron S. Scholes


*By:                 /s/ CATHERINE L. NEWELL
             --------------------------------------
                       Catherine L. Newell
                        ATTORNEY-IN-FACT
                (PURSUANT TO A POWER-OF-ATTORNEY)

    THE DFA INVESTMENT TRUST COMPANY consents to the filing of this Amendment to the Registration Statement of Dimensional Investment Group Inc. which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 20th day of March, 2000.


                                                       DIMENSIONAL INVESTMENT GROUP INC.
                                                       (REGISTRANT)

                                                       By:             /s/ DAVID G. BOOTH*
                                                            -----------------------------------------
                                                                          David G. Booth
                                                                            PRESIDENT
                                                                      (Signature and Title)

    The undersigned Directors and principal officers of THE DFA INVESTMENT TRUST COMPANY consent to the filing of this Post-Effective Amendment No. 29/30 to the Registration Statement of Dimensional Investment Group Inc. on the dates indicated.


                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                 /s/ DAVID G. BOOTH*
     -------------------------------------------       Director and Chairman-Chief     March 20, 2000
                   David G. Booth                        Executive Officer

               /s/ REX A. SINQUEFIELD*
     -------------------------------------------       Director and Chairman-Chief     March 20, 2000
                 Rex A. Sinquefield                      Investment Officer

              /s/ MICHAEL T. SCARDINA*
     -------------------------------------------       Chief Financial Officer,        March 20, 2000
                 Michael T. Scardina                     Treasurer and Vice President

            /s/ GEORGE M. CONSTANTINIDES*
     -------------------------------------------       Director                        March 20, 2000
              George M. Constantinides

                 /s/ JOHN P. GOULD*
     -------------------------------------------       Director                        March 20, 2000
                    John P. Gould

               /s/ ROGER G. IBBOTSON*
     -------------------------------------------       Director                        March 20, 2000
                  Roger G. Ibbotson

                /s/ MERTON H. MILLER*
     -------------------------------------------       Director                        March 20, 2000
                  Merton H. Miller

                /s/ MYRON S. SCHOLES*
     -------------------------------------------       Director                        March 20, 2000
                  Myron S. Scholes


*By:                 /s/ CATHERINE L. NEWELL
             --------------------------------------
                       Catherine L. Newell
                        ATTORNEY-IN-FACT
                (PURSUANT TO A POWER-OF-ATTORNEY)

                                 EXHIBIT INDEX

   EDGAR
EXHIBIT NO.                               DESCRIPTION
-----------       ------------------------------------------------------------
 EX-99.i.         Legal Opinion of Stradley Ronon Stevens & Young, LLP

 EX-99.j          Consent of PricewaterhouseCoopers LLP

 EX-99.o.1        Power of Attorney for Registrant

 EX-99.o.2        Power of Attorney for DFA Investment Trust Company

 EX-99.p.1        Code of Ethics of Registrant

 EX-99.p.2        Code of Ethics of DFA Investment Trust Company

 EX-99.p.3        Code of Ethics of Advisor

                                      C-6